                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. 1 )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                       Integrated Security Systems, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                        INTEGRATED SECURITY SYSTEMS, INC.
                        8200 SPRINGWOOD DRIVE, SUITE 230
                               IRVING, TEXAS 75063


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                            TO BE HELD MARCH 2, 2001

         The 2000 Annual Meeting of Stockholders of Integrated Security Systems, Inc., a Delaware corporation, will be held at the Company's executive offices, 8200 Springwood Drive, Suite 230, Irving, Texas 75063, on Friday, March 2, 2001 at 10:00 A.M., Dallas, Texas time, for the following purposes:


         (1) To elect six persons to serve as directors until the Company's 2001 Annual Meeting of Stockholders or until their successors are duly elected and qualified;


         (2) To consider and act upon a proposal to approve the following financial restructuring transactions:

                  (a) the authorization of 80,000 shares of a new series of preferred stock, Series F cumulative convertible preferred stock, and 270,000 shares of a new series of preferred stock, Series G cumulative convertible preferred stock;

                  (b) the exchange of approximately $1.0 million of certain secured convertible promissory notes with Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC into approximately 40,000 shares of Series F preferred stock;

                  (c) the exchange of approximately $6.4 million of all other existing promissory notes, convertible debt and interest arrearages of the Company to Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC into approximately 253,000 shares of Series G preferred stock; and

                  (d) the exchange of an aggregate of approximately $300,000 in indebtedness of the Company to C. A. Rundell, Jr. and The Rundell Foundation into approximately 12,900 shares of Series G preferred stock;

         (3) To consider and act upon a proposal to amend the Company's Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of Common Stock from 35,000,000 to 70,000,000 to have enough shares of Common Stock to issue upon conversion of the Company's preferred stock to be issued under the financial restructuring proposal;

         (4) To consider and act upon a proposal to amend the Company's 1997 Omnibus Long-Term Incentive Plan to increase the number of shares of Common Stock which may be issued pursuant to the provisions and the amendments of the incentive plan from 2,000,000 to 5,500,000; and


         (5) To transact any other business properly brought before the meeting or any adjournments or postponements thereof.

         The board of directors has fixed Monday, January 8, 2001, at the close of business, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof. Only holders of record of the Company's Common Stock, par value $0.01 per share, on that date and holders of the Company's Series D $20 convertible preferred stock, par value $0.01 per share, on that date are entitled to vote on matters coming before the annual meeting and any adjournments or postponements thereof. A complete list of stockholders entitled to vote at the annual meeting will be maintained in the Company's offices at 8200 Springwood Drive, Suite 230, Irving, Texas 75063, for the ten days prior to the meeting.

         Please advise the Company's transfer agent, American Stock Transfer, 6201 15th Avenue, Third Floor, Brooklyn, NY 11218, of any change in your address.

         THE EFFECTIVENESS OF THE FINANCIAL RESTRUCTURING PROPOSAL IS CONTINGENT ON THE APPROVAL OF THE FINANCIAL RESTRUCTURING PROPOSAL AND THE AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION, AS WELL AS THE APPROVAL, BY WRITTEN CONSENT PRIOR TO THE ANNUAL MEETING OF STOCKHOLDERS, BY THE HOLDERS OF SERIES D PREFERRED STOCK OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS OF THE SERIES D PREFERRED STOCK. AS A RESULT, IF THE AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION IS NOT APPROVED BY THE STOCKHOLDERS AND THE AMENDMENT TO THE SERIES D CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS IS NOT APPROVED BY THE HOLDERS OF SERIES D PREFERRED STOCK, THEN THE COMPANY CANNOT COMPLETE THE FINANCIAL RESTRUCTURING EVEN IF THE STOCKHOLDERS APPROVE THE FINANCIAL RESTRUCTURING PROPOSAL.

         YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR AT DIFFERENT ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED. THE PROXY CARD SHOULD BE SIGNED BY ALL REGISTERED HOLDERS IN THE EXACT NAMES AS THE SHARES ARE SO REGISTERED. ANY PERSON GIVING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME PRIOR TO ITS EXERCISE AND, IF PRESENT AT THE ANNUAL MEETING, MAY WITHDRAW IT AND VOTE IN PERSON.


                                             By Order of the Board of Directors,




                                             C. A. Rundell, Jr.
                                             Chairman of the Board and Chief
                                             Executive Officer

Irving, Texas
January __, 2001

                        INTEGRATED SECURITY SYSTEMS, INC.
                        8200 Springwood Drive, Suite 230
                               Irving, Texas 75063

                                   ----------

                                 PROXY STATEMENT

                                   ----------



               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MARCH 2, 2001


         This proxy statement and the accompanying proxy are being mailed on or about January ___, 2001 in connection with a solicitation of proxies by the board of directors of Integrated Security Systems, Inc. to holders of the Company's Common Stock, par value $0.01 per share, and holders of the Company's Series D $20 convertible preferred stock, $0.01 par value. The proxies are to be used at the annual meeting of stockholders to be held on March 2, 2001.

         At the Company's annual meeting, stockholders will act upon the matters outlined in the accompanying notice of annual meeting of stockholders. In addition to customary items such as the election of directors, stockholders are being requested to act upon several additional items of significant importance to the Company. Management also will report on the Company and respond to questions from stockholders.

         All holders of record of shares of Common Stock and Series D preferred stock at the close of business on January 8, 2001 are entitled to notice of and to vote at the annual meeting. On the record date, the Company had outstanding 10,782,417 shares of Common Stock and 92,750 shares of Series D preferred stock. Each share of Common Stock is entitled to one vote for each director to be elected and upon all other matters to be voted upon by the stockholders at the annual meeting. The holders of the Company's Series D preferred stock are entitled to vote on all matters submitted to a vote of holders of Common Stock, voting with the Common Stock as a single class. Each share of Series D preferred stock is entitled to the number of votes equal to the number of shares of Common Stock into which the share of Series D preferred stock could be converted on the record date. Each share of Series D preferred stock currently has 25 votes. The presence, in person or by proxy, of holders of a majority of the outstanding shares of Common Stock and the Series D preferred stock, together as a class, entitled to vote as of the record date is necessary to constitute a quorum at the annual meeting. Proxies received by us but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present for quorum purposes at the annual meeting. If you hold your shares in "street name," that is, through a broker or other nominee, you will need to bring a copy of a brokerage or other nominee statement reflecting your stock ownership as of the record date and check in at the registration desk at the annual meeting. You cannot vote these shares unless you also bring a broker-issued proxy as discussed below.

         Many of the Company's stockholders hold their stock in "street name," which means that the shares are registered in their brokers', banks' or other nominee holders' names rather than in the stockholders' own names. The street name holder should provide to you, along with these proxy solicitation materials that the Company has provided to the street name holder, the street name holder's own request for voting instructions. By completing the voting instruction card, you may direct your street name holder how to vote your shares. Your broker or nominee will not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by these "broker non-votes" will, however, be counted in determining whether there is a quorum present at the annual meeting. The effect of broker non-votes and abstentions is described with respect to each proposal below in "Summary of Proposals to be Considered at the Annual Meeting." Alternatively, if you want to vote your street name shares at the annual meeting, you must contact your broker directly in order to obtain a proxy issued to you by your nominee holder. A broker letter that identifies you as a stockholder is not the same as a broker-issued proxy. If you fail to bring a nominee-issued proxy to the annual meeting, you will not be able to vote your nominee-held shares at the annual meeting.


         Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a proxy you have executed bearing a later date. The powers of the proxy holders will be suspended as to your shares if you attend the annual meeting in person and so request, although attendance at the annual meeting will not by itself revoke a previously granted proxy. If you hold your shares in street name and you would like to vote your shares at the annual meeting, you will also need to bring with you a legal proxy from your broker. All properly executed, unrevoked proxies received before the annual meeting will be voted in accordance with the directions contained therein. When no direction has been given by a stockholder returning a proxy, the proxy will be voted (a) FOR the election as directors of the nominees named in this proxy statement, (b) FOR the financial restructuring proposal, (c) FOR the proposal to amend the Restated Certificate of Incorporation, and (d) FOR the proposal to amend the 1997 Omnibus Long-Term Incentive Plan.


           SUMMARY OF PROPOSALS TO BE CONSIDERED AT THE ANNUAL MEETING

         The following is a summary of the proposals presented in this proxy statement. You are urged to read this entire proxy statement and the attached appendixes.


         Proposal 1. Election of Directors. At the annual meeting, stockholders will elect six directors, who make up the entire board of directors, to hold office until the next annual meeting of stockholders or until their successors are elected and qualified. The affirmative vote of a plurality of the shares of Common Stock and Series D preferred stock, voting together as a class, represented at the annual meeting will be required to elect each of these directors. Votes may be cast in favor of or withheld with respect to each nominee. Abstentions and broker non-votes will not be taken into account in determining the outcome of the election.

         Proposal 2. Financial Restructuring. Stockholders are being asked to approve the financial estructuring proposal which consists of the following:

                  (a) the authorization of 80,000 shares of a new series of preferred stock, Series F cumulative convertible preferred stock, and 270,000 shares of a new series of preferred stock, Series G cumulative convertible preferred stock;

                  (b) the exchange of approximately $1.0 million of certain secured convertible promissory notes with Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC into approximately 40,000 shares of Series F preferred stock;

                  (c) the exchange of approximately $6.4 million of all other existing promissory notes, convertible debt and interest arrearages of the Company to Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC into approximately 253,000 shares of Series G preferred stock; and

                  (d) the exchange of an aggregate of approximately $300,000 in indebtedness of the Company to C. A. Rundell, Jr. and The Rundell Foundation into approximately 12,900 shares of Series G preferred stock.

         To be adopted, the financial restructuring proposal must receive the affirmative vote of a majority of the issued and outstanding shares of Common Stock and Series D preferred stock, voting together as a single class. Uninstructed shares are not entitled to vote on this matter, and therefore broker non-votes will have the effect of negative votes on this proposal. Abstentions have the effect of negative votes.

         THE EFFECTIVENESS OF THE FINANCIAL RESTRUCTURING PROPOSAL IS CONTINGENT ON THE APPROVAL OF THE FINANCIAL RESTRUCTURING PROPOSAL AND THE AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION, AS WELL AS THE APPROVAL, BY WRITTEN CONSENT PRIOR TO THE ANNUAL MEETING OF STOCKHOLDERS, BY THE HOLDERS OF SERIES D PREFERRED STOCK OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS OF THE SERIES D PREFERRED STOCK. AS A RESULT, IF THE AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION IS NOT APPROVED BY THE STOCKHOLDERS AND THE AMENDMENT TO THE SERIES D CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS IS NOT APPROVED BY THE HOLDERS OF SERIES D PREFERRED STOCK, THEN THE COMPANY CANNOT COMPLETE THE FINANCIAL RESTRUCTURING EVEN IF THE STOCKHOLDERS APPROVE THE FINANCIAL RESTRUCTURING PROPOSAL.

         Proposal 3. Amendment to Restated Certificate of Incorporation. Stockholders are being asked to approve an amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 35,000,000 to 70,000,000 to have enough shares of Common Stock to issue upon conversion of the Company's preferred stock to be issued under the financial restructuring proposal. To be adopted, the approval of the amendment to the Restated Certificate of Incorporation must receive the affirmative vote of the majority of the issued and outstanding shares of Common Stock and Series D preferred stock, voting together as a single class. Uninstructed shares are not entitled to vote on this matter, and therefore broker non-votes will have the effect of negative votes on this proposal. Abstentions have the effect of negative votes.

         Proposal 4. Amendment to the 1997 Omnibus Long-Term Incentive Plan. Stockholders are being asked to approve an amendment to the Company's incentive plan to increase the number of shares of Common Stock which may be issued pursuant to the provisions and the amendments of the incentive plan from 2,000,000 to 5,500,000. To be approved, this matter must receive the affirmative vote of the majority of the issued and outstanding shares of Common Stock and Series D preferred stock, voting together as a single class. Uninstructed shares are not entitled to vote on this matter, and therefore broker non-votes will have the effect of negative votes on this proposal. Abstentions have the effect of negative votes.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


         The following table sets forth the number and percentage of outstanding shares of Common Stock and voting stock, including Series D preferred stock which is entitled to vote on all matters submitted to a vote by the holders of Common Stock, beneficially owned as of December 31, 2000, by (a) each director and named executive officer of the Company, (b) all officers and directors of the Company as a group, and (c) all persons who are known by the Company to be beneficial owners of 5% or more of the Company's outstanding Common Stock. Unless otherwise noted, each of the persons listed below has sole voting and investment power with respect to the shares indicated as beneficially owned by such person.




                                                                                                                    PRO FORMA
                                                          AMOUNT AND                          PRO FORMA AMOUNT     APPROXIMATE
                                                          NATURE OF                            AND NATURE OF     PERCENTAGE OF
                                                          BENEFICIAL        APPROXIMATE          BENEFICIAL        VOTING STOCK
                                                          OWNERSHIP         PERCENTAGE OF      OWNERSHIP AFTER   OWNED AFTER THE
                                                          BEFORE THE        VOTING STOCK        THE FINANCIAL       FINANCIAL
                                                          FINANCIAL         OWNED BEFORE        RESTRUCTURING      RESTRUCTURING
              NAME OF BENEFICIAL OWNER                  RESTRUCTURING(1)    THE MEETING(1)          (1)(2)             (1)(2)
              ------------------------                  ----------------    --------------     --------------    --------------
Renaissance Capital Growth & Income Fund III, Inc.(5)         5,783,220              36.2%        24,812,436              70.9%
Renaissance US Growth & Income Trust PLC(6)                   5,686,462              35.8%        23,790,857              70.0%
C. A. Rundell, Jr.(3)(4)(7)                                   1,764,190              15.0%         3,375,273              25.2%
Phillip R. Thomas(8)                                          1,490,942              14.0%         1,490,942              14.0%
Gerald K. Beckmann(9)                                         1,063,166               9.6%         1,063,166               9.6%
ProFutures Bridge Capital Fund LP(10)                           585,000               5.5%           585,000               5.5%
Alan M. Arsht(3)(4)(11)                                         316,955               2.9%           316,955               2.9%
Frank R. Marlow (3)(4)(12)                                      188,911               1.8%           188,911               1.8%
Holly J. Burlage(3)(4)(13)                                      168,619               1.6%           168,619               1.6%
Jack Caldwell(3)(4)(14)                                         101,343               0.9%           101,343               0.9%
James E. Jack (3)(4)(15)                                         93,575               0.9%            93,575               0.9%
Robert M. Galecke(3)(4)(16)                                      46,081               0.4%            46,081               0.4%
John P. Jenkins(3)(4)                                                --                --                 --                --
All current directors and executive officers as a
group (8 persons)                                             2,679,674              23.5%         4,290,757              33.7%


---------

    (1) Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

    (2) Assumes that the financial restructuring has occurred as described in proposal two in this proxy statement.

    (3) The address for this person is 8200 Springwood Drive, Suite 230, Irving, TX 75063.


    (4) Mr. Rundell is a Director, Chairman of the Board and Chief Executive Officer of the Company. Messrs. Arsht, Marlow, Jack, Galecke, and Jenkins are directors of the Company. Mr. Caldwell is President of a subsidiary of the Company. Ms. Burlage is Executive Vice President, Chief Financial Officer and Secretary of the Company.

    (5) Based on a Schedule 13G filing dated November 10, 1999, Renaissance Capital Growth & Income Fund III, Inc. is deemed the beneficial owner of 5,874,295 shares of Common Stock. The Company's records differ from this 5,874,295 figure and have been used for this stock ownership table. The amount used in this stock ownership table consists of 393,259 shares of Common Stock; 814,299 shares of Common Stock issuable upon the exercise of warrants within 60 days; 187,500 shares of Common Stock issuable upon the conversion of 7,500 shares of Series D preferred stock within 60 days; and 4,388,162 shares of Common Stock issuable upon the conversion of convertible debentures within 60 days.

        The Company is in agreement with Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC regarding the total number of shares owned by these two entities on a combined basis. The Company disagrees with the two Renaissance entities about how the ownership of this total number of shares is divided between the two Renaissance entities. The Company believes that these two entities made an administrative clerical error in their ownership records. The address for Renaissance Capital Growth & Income Fund III, Inc. is 8080
        N. Central Expressway, Suite 210, Dallas, TX 75206. The board of directors of Renaissance Capital Growth & Income Fund III, Inc. exercises voting and investment control over the securities of the Company that entity holds.

   (6) Based on a Schedule 13G filing dated November 12, 1999, Renaissance US Growth & Income Trust PLC is deemed the beneficial owner of 5,595,388 shares of Common Stock. The Company's records differ from this 5,595,388 figure and have been used for this stock ownership table. The amount used in this stock ownership table consists of 393,258 shares of Common Stock; 808,617 shares of Common Stock issuable upon the exercise of warrants within 60 days; 187,500 shares of Common Stock issuable upon the conversion of 7,500 shares of Series D preferred stock within 60 days; and 4,297,087 shares of Common Stock issuable upon the conversion of convertible debentures within 60 days.

        The Company is in agreement with Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC regarding the total number of shares owned by these two entities on a combined basis. The Company disagrees with the two Renaissance entities about how the ownership of this total number of shares is divided between the two Renaissance entities. The Company believes that these two entities made an administrative clerical error in their ownership records. The address for Renaissance US Growth & Income Trust PLC is 8080 N. Central Expressway, Suite 210, Dallas, TX 75206. The board of directors of Renaissance US Growth & Income Trust PLC exercises voting and investment control over the securities of the Company that entity holds.

   (7) Includes 562,843 shares of Common Stock; 164,126 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days; 705,971 shares of Common Stock issuable upon the exercise of warrants within 60 days; and 331,250 shares of Common Stock issuable upon the conversion of 13,250 shares of Series D preferred stock within 60 days.

   (8) Includes 1,382,524 shares of Common Stock; 108,418 shares of Common Stock issuable upon the exercise of warrants within 60 days. The address for Mr. Thomas is 3510 Turtle Creek Boulevard, Ph-A, Dallas, TX 75219-5542.

   (9) Includes 525,672 shares of Common Stock; 409,473 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days; and 128,021 shares of Common Stock issuable upon the exercise of warrants within 60 days. The address for Mr. Beckmann is 1017 Diamond Boulevard, Southlake, TX 76092.

  (10) Based on a Schedule 13D filing dated July 17, 1997, ProFutures Bridge Capital Fund, LP is deemed the beneficial owner of 585,000 shares of Common Stock. The address for this company is 1720 South Bellaire Street, Suite 500, Denver, CO 80222.

  (11) Includes 4,455 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days; 125,000 shares of Common Stock issuable upon the exercise of warrants within 60 days; and 187,500 shares of Common Stock issuable upon the conversion of 7,500 shares of Series D preferred stock within 60 days.

  (12) Includes 42,615 shares of Common Stock; 79,879 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days; 35,167 shares of Common Stock issuable upon the exercise of warrants within 60 days; and 31,250 shares of Common Stock issuable upon the conversion of 1,250 shares of Series D preferred stock within 60 days.

  (13) Includes 9,254 shares of Common Stock; 95,625 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days; 26,240 shares of Common Stock issuable upon the exercise of warrants within 60 days; and 37,500 shares of Common Stock issuable upon the conversion of 1,500 shares of Series D preferred stock within 60 days.


  (14) Includes 101,343 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days.


  (15) Includes 20,000 shares of Common Stock; 21,492 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days; 20,833 shares of Common Stock issuable upon the exercise of warrants within 60 days; and 31,250 shares of Common Stock issuable upon the conversion of 1,250 shares of Series D preferred stock within 60 days.

  (16) Includes 25,248 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days; 8,333 shares of Common Stock issuable upon the exercise of warrants within 60 days; and 12,500 shares of Common Stock issuable upon the conversion of 500 shares of Series D preferred stock within 60 days.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

GENERAL

         The nominees for director listed below will stand for election at this annual meeting for a one-year term of office expiring at the 2001 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

         The following table sets forth certain information as to the nominees for director of the Company:


                        NAME AND AGE                POSITIONS AND OFFICES WITH THE COMPANY         DIRECTOR SINCE
                        ------------                --------------------------------------         --------------

                  C. A. Rundell, Jr., 67         Director, Chairman of the Board and                    1999
                                                 Chief Executive Officer

                  Alan M. Arsht, 57              Director                                               1999

                  Robert M. Galecke, 59          Director                                               1996

                  James E. Jack, 60              Director                                               1997

                  John P. Jenkins, 50            Director                                               2000

                  Frank R. Marlow, 62            Director                                               1995


         While it is anticipated that all of the nominees will be able to serve, if any nominee should decline or become unable to serve as a director for any reason, votes will be cast instead for a substitute nominee designated by the board of directors or, if none is so designated, will be cast according to the judgment of the person or persons voting the proxy.

DIRECTORS AND NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

         C. A. RUNDELL, 67, Director and Chairman of the board of directors, has been a director of the Company since March 1999. Mr. Rundell was appointed Chief Executive Officer of the Company upon Gerald K. Beckmann's resignation as President, Chief Executive Officer and director on August 31, 2000. Mr. Rundell is also a director and Chairman of the board of NCI Building Systems, since 1988. Also since 1989, Mr. Rundell has owned and operated Rundell Enterprises, a sole proprietorship engaged in providing acquisitions and financial consulting services to various business enterprises. Mr. Rundell is a director and member of the executive committee of Tyler Technologies, Inc., a provider of information management systems and services for county governments and other enterprises. Mr. Rundell was the President and Chief Executive Officer of Tyler Technologies, Inc. from 1997 to 1998, Chairman of the board from 1996 to 1997, and temporary Chief Executive Officer from 1996 to 1997. Mr. Rundell is also a director of Renaissance US Growth & Income Trust, PLC, a director of Dain Rauscher Corporation, a holding company for a full-service regional brokerage and investment banking company and Tandy Brands Accessories, Inc., a manufacturer of accessories for men, women and boys. Mr. Rundell earned an M.B.A. with Distinction from Harvard University and a B.S. in Chemical Engineering from The University of Texas at Austin.

         ALAN M. ARSHT, 57, Director has been a director of the Company since 1999. Mr. Arsht has been President of Arsht & Company, Inc., a New York based investment banking firm established in 1986. From 1977 to 1986, Mr. Arsht was Senior Vice President and Managing Director of Thomson McKinnon Securities, Inc. He also served as Vice President, Corporate Finance at Wertheim & Company, Inc. and was Special Assistant to the Deputy Secretary of the U.S. Treasury Department. Mr. Arsht also held positions at the Securities and Exchange Commission. Mr. Arsht earned an M.B.A. in Finance from American University a B.A. in History from East Texas State University.

         ROBERT M. GALECKE, 59, Director, has been a director of the Company since May 1996. Mr. Galecke is currently Vice President of Finance and Administration for the University of Dallas. Prior to that he was a principal in the corporate consulting firm of Pate, Winters & Stone, Inc. from 1993 to May 1996. He also served as Executive Vice President, Chief Operating Officer and Chief Financial Officer of Southmark Corporation, a financial services insurance and real estate holding company, from 1986 to 1992. From 1989 to 1995, Mr. Galecke served as Chairman of the board, President and Chief Executive Officer of National Heritage, Inc. Mr. Galecke received a graduate degree from the School of Banking at the University of Wisconsin, Madison, and a B.S. in Economics from the University of Wisconsin at Stevens Point.

         JAMES E. JACK, 60, Director, has been a director of the Company since May 1997. Mr. Jack is currently Executive Vice President and Chief Financial Officer of Coachmen Industries, Inc. From 1996 to 1999, Mr. Jack was Director, Global Financial Services Product for TowersPerrin. From 1991 to 1996 Mr. Jack was Senior Executive Vice President and Chief Financial Officer of Associates First Capital Corporation, a publicly-traded consumer and commercial finance organization. Prior to that, Mr. Jack was Director, Executive Vice President and Chief Financial Officer from 1981 to 1993 of the same company. Mr. Jack received a graduate degree from the Southern Methodist University School of Business and a B.B.A. from the University of Notre Dame.

         JOHN P. JENKINS, 50, Director, has been a director of the Company since September 2000. Mr. Jenkins served as Chairman, Chief Executive Officer and President of TAVA Technologies, Inc., a systems integrator providing sophisticated IT solutions to manufacturing and process industries from 16 locations across the U.S. In July 1999, Real Software, a Belgian IT service and software provider, acquired TAVA. Mr. Jenkins continued as CEO and President of the U.S. operations, Real Enterprise Solutions, until June 2000. Prior to TAVA Technologies, Inc., Mr. Jenkins was President of Morgan Technical Ceramics, Inc., and Vice President and General Manager of the Structural Ceramic Division of Coors Ceramic Company, a subsidiary of Adolph Coors Company. Mr. Jenkins holds a Juris Doctor degree from the University of Denver and a B.S. degree in Mechanical Engineering from the University of Washington.

         FRANK R. MARLOW, 62, Director, has been a director of the Company since May 1995. Mr. Marlow served as Vice President, Sales and Marketing for the Company from October 1993 to February 1995. Mr. Marlow is currently Vice President of Sales for Conformity, formerly Money Star, a technology company based in Austin, Texas. From 1995 until 1998, Mr. Marlow was Vice President of Hogan Systems, a publicly-traded company subsequently purchased by Computer Sciences Corp. Previously, Mr. Marlow was with IBM, Docutel Corporation, UCCEL Corporation and Syntelligence Corporation in executive sales and training positions.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED ABOVE.

                COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS


         The board of directors held six meetings during the fiscal year ended June 30, 2000. None of the directors attended fewer than 83% of the meetings of the board of directors and its committees on which they served. The board of directors has established two committees: a compensation and stock option committee and an audit committee. The Company's board of directors acts as the nominating committee to nominate persons for election to the board of directors.


         The compensation and stock option committee is currently composed of Messrs. Rundell, Jack and Marlow. The compensation and stock option committee met two times during the fiscal year ended June 30, 2000. The compensation and stock option committee determines the amount and form of compensation and benefits payable to all officers and employees, and advises and consults with management regarding the benefit plans and compensation policies of the Company. The compensation and stock option committee also reviews and approves stock option grants to directors, executive officers and employees of the Company.


         The audit committee is currently composed of Messrs. Rundell, Galecke, Jack and Arsht. Messrs. Galecke, Jack and Arsht are independent directors, based on the definition of independence in Rule 4200(a)15 of the listing standards of the National Association of Securities Dealers. Although Mr. Rundell was independent based on such definition during the fiscal year ended June 30, 2000, he has not been considered an independent director under such definition since he was appointed to the position of the Chief Executive Officer of the Company as of August 31, 2000. The board of directors believes that even though Mr. Rundell is currently not an independent director, it is in the best interests of the Company that he should continue as a member of the audit committee in order to be immediately available to the committee to discuss issues and concerns and answer any questions the committee may have as well as to fulfill the need of the Company's senior management to be kept aware and informed of any developments concerning the audit committee. The audit committee met four times during the fiscal year ended June 30, 2000. This committee recommends to the board of directors the appointment of independent auditors, reviews the plan and scope of audits, reviews the Company's significant accounting policies and internal controls, and has general responsibility for related matters. Prior to the mailing of this proxy statement to the stockholders of the Company, this committee met with the Company's independent auditors to review the fiscal 2000 audit and the significant accounting policies and internal controls. The audit committee adopted an audit committee charter on June 13, 2000, a copy of which is attached to this proxy statement as Appendix A.


                             AUDIT COMMITTEE REPORT


         The audit committee of the board of directors, which was established in June 1993, oversees the external audit of the Company's financial statements and reviews the internal audit, control and financial reporting procedures of the Company. A full description of the activities of the audit committee is contained in the audit committee charter, which is attached to this proxy statement as Appendix A. For the fiscal year ended June 30, 2000 and for the purposes of this report, the audit committee was composed of Messrs. Galecke, Arsht, Jack and Rundell.


         During the fiscal year ended June 30, 2000, the audit committee met with representatives of Grant Thornton LLP, the Company's independent accountants, to review the results of the fiscal 1999 audit and to review the scope of the fiscal 2000 audit.

         In August 2000, the audit committee met with Grant Thornton LLP to review the results of the fiscal 2000 audit. The committee will meet with Grant Thornton LLP again in 2001 to review the scope of the fiscal 2001 audit. At the August 2000 meeting, the committee reviewed the results of the fiscal

2000 audit with the members of the Grant Thornton LLP engagement team. The committee also discussed the fiscal 2000 audited financial statements and the results of the fiscal 2000 audit with the Company's management.


         During the August 2000 meeting, the audit committee discussed the matters required to be discussed by Statements on Auditing Standards No. 61 with Grant Thornton LLP, including the restrictions on ownership of securities imposed as part of the independence standards that the Grant Thornton LLP engagement team must observe. The committee received during the August 2000 meeting the written disclosures and letter from Grant Thornton LLP required by Independence Standards Board Standard No. 1. Standard No. 1 requires auditors to communicate, in writing, at least annually all relationships between the auditor and the Company that, in the auditor's professional judgment, may reasonably be thought to affect the auditor's independence. The committee has received this written disclosure and has discussed with Grant Thornton LLP its independence. The communication from Grant Thornton LLP required by Standard No. 1 did not disclose any matter or relationship that impaired its independence.

         Based upon these reviews, discussions and disclosures, the audit committee made a recommendation to the board of directors that the fiscal 2000 audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ending June 30, 2000.


                                                 By the Audit Committee:

                                                 Robert M. Galecke, Chairman
                                                 Alan M. Arsht
                                                 James E. Jack
                                                 C. A. Rundell, Jr.

                                    OFFICERS

         The following table sets forth the officers of the Company.



         NAME                                 AGE         CURRENT POSITION
         ----                                 ---         ----------------
         C. A. Rundell, Jr.                   67          Chairman of the Board and Chief Executive Officer

         Holly J. Burlage                     37          Executive Vice President, Chief Financial Officer,
                                                          Secretary and Treasurer

         Jack G. Caldwell                     63          President, B&B Electromatic, Inc.


         The following is a brief description of the business backgrounds of each of the officers who are not also nominees for directors. For a narrative description of the business background of Mr. Rundell, see "Directors and Nominees for Election to the Board of Directors."


         HOLLY J. BURLAGE, 37, Executive Vice President, Chief Financial Officer, Secretary and Treasurer, joined the Company in February 1994 as Accounting Manager, became Controller in 1995, became Vice President, Secretary and Treasurer in May 1997, and became Chief Financial Officer in July 1999. Prior to joining the Company, Ms. Burlage was Controller of Signature Home Care Group, Inc., a home health care company, from 1993 to 1994, and Controller and Chief Accounting Officer of National Heritage, Inc., a publicly-traded long-term care company, from 1989 to 1993. Ms. Burlage holds a B.B.A. from Baylor University.

         JACK G. CALDWELL, 63, President, B&B Electromatic, Inc., joined the Company in January 1998. Prior to joining the Company, Mr. Caldwell was a Results Manager for Thomas Group, Inc. from 1992 to 1998. From 1986 to 1992, Mr. Caldwell served as the European Operations Manager for E-Systems and was Director of Sales and Marketing from 1978 to 1986 for the Cooper Industries. Mr. Caldwell earned an M.B.A. and B.S. degrees from East Texas State University.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

       The following table shows the compensation of the Chief Executive Officer and the two executive officers of the Company whose compensation exceeded $100,000 for the fiscal years ended June 30, 2000, 1999 and 1998.



                                   ANNUAL COMPENSATION                          LONG-TERM COMPENSATION AWARDS
                              -------------------------------           -----------------------------------------
  NAME AND PRINCIPAL                                                    OTHER ANNUAL      RESTRICTED      OPTION/
       POSITION               YEAR       SALARY         BONUS           COMPENSATION     STOCK AWARDS       SARS
  ------------------          ----       ------         -----           ------------     ------------     -------


Gerald K. Beckmann             2000    $   277,078             --               --                 --        100,000
   Chief Executive Officer     1999        296,393             --               --                 --             --
   and President(1)            1998        289,425             --               --                 --        200,000

Holly J. Burlage               2000    $   125,650             --               --                 --         40,000
   Executive Vice President    1999        105,011             --               --                 --         60,000
   and Chief Financial         1998         90,368       $ 15,000               --                 --         17,500
   Officer

Jack G. Caldwell               2000    $   149,213
   President                   1999        140,510             --               --                 --        100,000
   B&B Electromatic, Inc.      1998         58,333             --               --                 --         61,790


----------


(1)   Resigned as of August 31, 2000.

         No other executive officer's salary and bonus exceeded $100,000 annually and no executive had any form of long-term incentive plan compensation arrangement with the Company during the fiscal years ended June 30, 2000, 1999 and 1998.

STOCK OPTION GRANTS

         The following table provides information concerning the grant of stock options during the twelve months ended June 30, 2000 to the named executive officers:



                                                                        % OF TOTAL
                                                                      OPTIONS GRANTED
                                             NUMBER OF                 TO EMPLOYEES
           FOR THE TWELVE              SECURITIES UNDERLYING             IN FISCAL       EXERCISE      EXPIRATION
        MONTHS ENDED 6/30/00             OPTIONS GRANTED(1)               YEAR(%)         PRICE($)        DATE
------------------------------         ---------------------          ---------------    ---------    -----------
         Gerald K. Beckmann(2)                 50,000                       11.1%          $0.563        08/23/09
         Gerald K. Beckmann(2)                 50,000                       11.1            0.625        06/26/10
         Holly J. Burlage                      20,000                        4.4            0.563        08/23/09
         Holly J. Burlage                      20,000                        4.4            0.625        06/26/10
         Jack G. Caldwell                      10,000                        2.2            0.563        08/23/09
         Jack G. Caldwell                      20,000                        4.4            0.625        06/26/10


---------


(1) The options for all listed vest with respect to 25% of the shares issuable thereunder six months after the date of grant and with respect to cumulative increments of 25% of the shares issuable thereunder on each anniversary of the date of grant.

(2)  Resigned as of August 31, 2000.


OPTION EXERCISES AND HOLDINGS

         The following table provides information related to the number of shares received upon exercise of options, the aggregate dollar value realized upon exercise, and the number and value of options held by the named executive officers of the Company at June 30, 2000.



                                                 NUMBER OF UNEXERCISED                VALUE OF UNEXERCISED
                                                    OPTIONS/ SARS AT                IN-THE-MONEY OPTIONS/SARS
                                                    FISCAL YEAR END                   AT FISCAL YEAR END($)
                                             ----------------------------         ----------------------------
                                             EXERCISABLE    UNEXERCISABLE         EXERCISABLE    UNEXERCISABLE
                                             -----------    -------------         -----------    -------------

FOR THE TWELVE MONTHS ENDED 6/30/00
-----------------------------------
         Gerald K. Beckmann                       346,973      137,500                 $  7,031       $ 21,094
         Holly J. Burlage                          90,625       69,375                    2,813          8,437
         Jack G. Caldwell                          98,843       92,947                    1,406          4,219


                              DIRECTOR COMPENSATION


         Currently, directors are compensated by incentive stock options in an amount equivalent to $7,500 annually for serving on the board in addition to $1,250 for each committee on which they serve. All directors are reimbursed for their out-of-pocket expenses incurred in connection with their attendance at board meetings.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


         On April 12, 2000, Mr. Rundell, Chairman of the board of directors, Chief Executive Officer and a stockholder of the Company, loaned the Company approximately $200,000 at 9% interest. On June 28, 2000, The Rundell Foundation, an affiliate of Mr. Rundell, loaned the Company approximately $100,000 at 9% interest. To date, both of the loans remain outstanding. In addition, Mr. Rundell serves as a director of Renaissance US Growth & Income Trust PLC and served as a director of Renaissance Capital Growth & Income Fund III, Inc. until October 12, 2000. If the financial restructuring proposal is approved, the indebtedness will be converted into shares of Series G preferred stock.

         On December 31, 1996, Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC together loaned the Company $4.6 million at a 9% interest rate. Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC currently are stockholders of the Company. In addition, during 1999 and 2000, Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC loaned the Company approximately $1.63 million at 9% interest rate in exchange for promissory notes. Pursuant to the terms of a letter agreement dated as of November 13, 2000 with the Company, the Company issued secured convertible promissory notes to Renaissance Capital Growth & Income Fund III, Inc. for an aggregate of $500,000 and a secured convertible promissory note to Renaissance US Growth & Income Trust PLC for an aggregate of $500,000 with an 8% interest rate. If the financial restructuring proposal is approved, the new Renaissance promissory notes will be converted into approximately 40,000 shares of Series F preferred stock and all other convertible debt, interest arrearages and promissory notes with Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC will be converted into shares of Series G preferred stock.

         Mr. Jenkins joined the board of directors in September 2000. In addition to his board duties, Mr. Jenkins currently serves as a consultant to the Company's subsidiary, Intelli-Site, Inc., on a part-time basis at an hourly rate of $120.00. Intelli-Site did not employ Mr. Jenkins as a consultant in fiscal year 2000. Intelli-Site paid Mr. Jenkins total compensation of $28,495 from September 2000 through December 31, 2000.

         Mr. Beckmann was the Company's Chief Executive Officer and President until August 2000. He is currently a director and stockholder of the Company. Mr. Beckmann was a consultant to the Company from August 2000 until October 2000 on a part-time basis at an hourly rate of $120.00. The Company paid Mr. Beckmann total compensation of $277,078 for fiscal year 2000 and $45,833 for fiscal year 2001.


         The Company believes that the terms of the foregoing transactions were on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

                                  PROPOSAL TWO

                        PROPOSED FINANCIAL RESTRUCTURING

INTRODUCTION


         On November 13, 2000, the Company entered into a letter agreement with Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC, a copy of which is attached hereto as Appendix B. Pursuant to the terms of the letter agreement, the Company agreed to a private placement of an aggregate of $1.0 million of the Company's secured convertible promissory notes to Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC. The funding of these new Renaissance promissory notes was conditioned in part on the Company's board of directors' approval of a proposed financial restructuring as set forth in the letter agreement. The Company's board of directors approved the letter agreement, including the financial restructuring proposal, on November 13, 2000. As required by the letter agreement, in connection with issuance of the new Renaissance promissory notes, the Company's board of directors is soliciting stockholder approval of the financial restructuring proposal, which consists of the following:

         (a) the authorization of 80,000 shares of a new series of preferred stock, Series F cumulative convertible preferred stock, and 270,000 shares of a new series of preferred stock, Series G cumulative convertible preferred stock;

         (b) the exchange of approximately $1.0 million of certain secured convertible promissory notes with Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC into approximately 40,000 shares of Series F preferred stock;

         (c) the exchange of approximately $6.4 million of all other existing promissory notes, convertible debt and interest arrearages of the Company to Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC into approximately 253,000 shares of Series G preferred stock; and

         (d) the exchange of an aggregate of approximately $300,000 in indebtedness of the Company to C. A. Rundell, Jr. and The Rundell Foundation into approximately 12,900 shares of Series G preferred stock.

         According to the terms of the letter agreement, the holders of Series F preferred stock and Series G preferred stock will have the right to convert their shares of preferred stock into shares of Common Stock. The Company's current Restated Certificate of Incorporation does not authorize enough shares of Common Stock to cover such a potential conversion. In order to effect the financial restructuring proposal, the stockholders must also approve an amendment to the Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock as set forth in proposal three in this proxy statement.

         In addition, according to the terms of the letter agreement, prior to the issuance of the Series F preferred stock and the Series G preferred stock, the Company must amend the Certificate of Designation, Preferences and Rights of the Series D preferred stock to modify the liquidation preference amount. If the holders of Series D preferred stock do not approve the amendment to the Series D Certificate of Designation, Preferences and Rights, then the financial restructuring proposal cannot be completed. The Company will send a copy of this proxy statement and the amendment to the Series D Certificate of Designation, Preferences and Rights to each of the holders of Series D preferred stock prior to the annual meeting of stockholders. The Company anticipates that the holders of Series D preferred stock will sign the consent approving of the amendment to the Series D Certificate of Designation, Preferences and Rights.

         Management believes that if the Company's stockholders do not approve the financial restructuring proposal, then there is a significant risk that the Company will not be able to continue its operations. The Company is currently in default of the agreed minimum financial standards associated with the convertible debentures. This default coupled with the need for additional cash is another reason for the financial restructuring. Also, if the Company's stockholders do not approve the financial restructuring proposal, then all of the Company's debt will become immediately due and payable. The Company does not have enough cash to repay its debt and the Company does not have any foreseeable way to obtain the cash to repay its debt.

         According to the Delaware General Corporation Law, the Company's Restated Certificate of Incorporation and the Company's bylaws, stockholder approval is required to increase the number of the Company's authorized shares of Common Stock from 35,000,000 to 70,000,000. The Company needs 70,000,000 authorized shares of Common Stock to have enough shares to issue upon conversion of the Company's preferred stock to be issued under the financial restructuring proposal. Although according to the Delaware General Corporation Law, the Company's Restated Certificate of Incorporation and the Company's bylaws, stockholder approval is not required to effect the proposed financial restructuring, the board of directors believes that it is in the best interests of the Company to seek stockholder approval of the financial restructuring proposal. If the stockholders do not approve the financial restructuring proposal then the board of directors will not complete the financial restructuring pursuant to the terms set forth in the letter agreement.

SHIFT IN CONTROL OF THE COMPANY

         After the proposed financial restructuring, Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC will own among themselves approximately 63.8% of the voting stock of the Company, assuming a March 2, 2001 exchange date. However, if the financial restructuring does not proceed and Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC decide to exercise their respective conversion rights, they would own collectively approximately 43.0% of the voting stock, assuming a March 2, 2001 conversion date. Acting as a group, they would be in a position to control the Company or significantly influence the business operations and policies of the Company.

         The board of directors believes that the financial restructuring is in the best interests of the stockholders despite the negative effects because the board believes that the positive effects will outweigh the negative effects and because the Company has explored various alternatives for financial restructuring all of which have been unsuccessful. Without the infusion of cash associated with this financial restructuring, the Company's ability to continue operations is put at significant risk.


BACKGROUND AND REASONS FOR FINANCIAL RESTRUCTURING


         The Company was formed in December 1991 with a business plan to be a single source supplier for all hardware and software needs for security and traffic products used in the commercial, industrial and government sectors. When the Company made its initial public offering in April 1993, the Company consisted of Automatic Access Controls, Inc., known as AAC, B&B Electromatic, Inc., and IST, now named Intelli-Site, Inc. AAC was a distributor of commercial and industrial security products. B&B Electromatic, Inc. is a manufacturer of security gate operators and road and bridge barriers. Intelli-Site is a start-up software developer and seller of control systems that integrate security devices.

         The Company's business model misjudged the level of competition in the security hardware distribution business. By the middle of 1995, the Company's revenues and margins fell far short of its business plan and the Company required additional cash funding. During the second quarter of 1995, the Company discontinued the operations of AAC due to AAC's cash requirements and merged certain functions of AAC with B&B Electromatic and Intelli-Site. At that time, the Company decided to focus on its two remaining subsidiaries, B&B Electromatic and Intelli-Site, both of which were suffering operational challenges. Management developed a plan to stabilize these two companies, including the acquisition of a systems integration company. In September 1995, the Company purchased substantially all of the assets and liabilities of Tri-Coastal Systems, Inc. in exchange for 21,000 shares of the Company's Common Stock, valued at the time at $55,125. Tri-Coastal Systems sells, designs, installs and services electronic security systems primarily for commercial and industrial buildings.

         In April 1996, the Company successfully completed a convertible preferred private placement. This allowed the Company to fund current operations and to look for one or two acquisitions that would complement the existing companies and enhance the Company's ongoing operations. In September 1996, the Company entered into an agreement with I.S.T. Partners, Ltd. under which I.S.T. Partners funds the sales, engineering, and other fulfillment expenses of Intelli-Site's product. In exchange, I.S.T. Partners receives 85% of the revenue generated from the sales of the Intelli-Site products until I.S.T. Partners has achieved a return of at least 150% of its investment.

         In December 1996, the Company acquired all of the outstanding stock of Golston Company, Inc. for approximately $4.8 million in a combination of cash and seller notes, and the assumption of an additional $650,000 in existing debt. Golston is the designer, manufacturer and marketer of specialty products for the financial and healthcare industries.

         In the fall of 1998, the Company needed additional funding as a result of continuing operating losses. At that time, Intelli-Site, Inc. was creating significant cash deficits because it receives payments from its customers only after it satisfactorily performs the work. In addition, B&B Electromatic, Inc. was undergoing a downturn in the road and bridge market. Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC, who had originally financed the Golston acquisition, loaned the Company additional funds in exchange for convertible debt instruments. During 1998 the Company began development of the new NT based Intelli-Site product because Intelli-Site was not achieving market acceptance as anticipated. In late 1998, the Company purchased technology software from Global Facility Manager for $200,000 in cash and options to purchase 100,000 shares of the Company's Common Stock. Global Facility Manager had already completed extensive development of a product similar to Intelli-Site's product on the NT platform. In 1999, the Company introduced the new Intelli-Site product, which was a NT based product. The market appeared receptive to this new product. Also in early 1999, the Company refinanced existing loans and secured a $3.0 million lending agreement.

         During the spring of 1999, the Company's operating cash deficit was increasing as a result of lower revenues and higher than budgeted development costs. Management made a decision to refocus the Company on two subsidiaries, B&B Electromatic and Intelli-Site, and to sell its other subsidiaries, Golston and Tri-Coastal Systems. In May 1999, the Company sold Golston for $3.2 million in cash and a $100,000 promissory note. Also during May 1999, the Company acquired the interests of the unrelated limited partnership for 1.2 million shares of the Company's Common Stock plus warrants. In August 1999, the Company sold Tri-Coastal Systems to Notification Systems of America, Inc. for a $66,000 promissory note.

         When the Company decided in the spring of 1999 to shift its focus, management assumed that the development of the software product was complete. However, due to unanticipated delays in the completion of the product, the Company did not meet the anticipated sales levels for the product and the Company once again experienced operating cash shortfalls. In the fall of 1999, the Company successfully raised $1.8 million through a private placement. In late 1999, the anticipation by customers of a new requirement scheduled to become effective in the spring of 2000 concerning the UL325 listing for gate operators caused B&B Electromatic to experience a significant downturn in perimeter security sales. B&B Electromatic received compliance listing in July 2000. B&B Electromatic also experienced a much lower sales volume than anticipated for the new railroad barrier product. These factors in fiscal 2000 depressed the Company's stock price and impaired the Company's liquidity.

         The audit report of Grant Thornton LLP, the Company's independent auditors, states that the Company has suffered recurring losses from operations, has an excess of liabilities over assets, and is in default of certain debt covenants. The audit report further states that these matters raise substantial doubt about the Company's ability to continue as a going concern.


NEGATIVE EFFECTS

Depressed Stock Price Led to Further Dilution


         In December 1996, the Company's Common Stock was trading at approximately $3.00 per share. The Company entered into a convertible debenture financing with Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC to finance the purchase of Golston Company, Inc. The Company issued $4.6 million of convertible debentures, which were convertible into shares of the Company's Common Stock at a price of $1.05 per share. In the event the Company failed to achieve certain financial milestones, the price at which the debentures could be converted into Common Stock would be adjusted. The adjusted conversion price would be equal to the lesser of $1.05 or the average of the closing price of the Company's Common Stock for a certain 20-day period. This 20-day period would begin on the date that the Company's financial results, indicating that it failed to achieve the required financial milestones, were made public.

         In July 1997, a large brokerage firm acquired over 1,000,000 shares of the Company's Common Stock through the private purchase of an investment funds portfolio. The brokerage firm held the majority of this block of shares of Common Stock through 1997, but proceeded to sell off partial blocks of the Company's stock sporadically during 1998. These sales caused large swings in the volume of trading of the Company's Common Stock and the price of the Common Stock. These swings in volume and price, coupled with poor operating results, likely led to the Common Stock of the Company to be trading at under $1.00 by the end of January 1998.

         In March 1998, as a result of the Company's failure to achieve required financial milestones for the quarter ended December 31, 1997, the conversion rate on the Renaissance convertible debentures was reduced to $0.549, the average closing price of the Company's Common Stock for the 20-day period beginning on the date of the public announcement of its financial results for the quarter ended December 31, 1997.

         The Renaissance convertible debentures have an interest rate of 9% of outstanding principal balance and are due in monthly installments though December 2003. Monthly principal installments are $10 per $1,000 of the then remaining principal amount of the debenture and were to commence beginning in December 1999 through maturity. These principal payments have not yet begun. These debentures are secured by equity, assets and future contracts.

Impaired Liquidity


         Due to unanticipated delays in the completion of a software product, the Company did not meet the anticipated sales levels for the product. This caused the Company to experience operating cash shortfalls. In late 1999, the anticipation by customers of a new requirement scheduled to become effective in the spring of 2000 concerning the UL325 listing for gate operators caused B&B Electromatic to experience a significant downturn in perimeter security sales. B&B Electromatic received compliance listing in July 2000. B&B Electromatic also experienced a much lower sales volume than anticipated for the new railroad barrier product. These factors in fiscal 2000 depressed the Company's stock price and further impaired the Company's liquidity.

         The Company was forced to raise capital on unfavorable terms due to the presence of Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC convertible debentures and continued poor operating performance. The unfavorable terms include higher than market interest rates and accounts receivable factoring facility fees.


         The Company tried to market a private placement in late summer 2000, but was unsuccessful due to market conditions and poor financial performance.

ACTION PLAN AND ALTERNATIVES CONSIDERED

     In order to adjust to the lack of financial and stock performance over the last few years, management has at various times considered the following options:

     o    Refinance the secured debt;

     o    Sell one or both of the remaining subsidiaries;

     o    Seek protection under the bankruptcy laws;

     o    Merge with a competitor; or

     o    Raise a substantial equity investment in the Company.


         The only significant secured debt that is not held with Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC is the mortgage on the B&B Electromatic, Inc. facility. The Company refinanced this mortgage in 1999 for a cash contribution of approximately $100,000. These funds were used for operations and capital improvements at B&B Electromatic.

         The Company sold two subsidiaries over the course of the last two years. The sale of Golston generated net cash of $1.0 million that was used to fund on-going operations. The sale of Tri-Coastal generated a nominal cash amount.

         The Company rejected the bankruptcy option because it believes that a voluntary bankruptcy filing would likely not maximize a recovery for holders of the unsecured indebtedness or holders of the capital stock. Management believes that the most likely liquidation scenario would be a court-administered forced sale of assets. Under this scenario, the Company believes the liquidation proceeds might not be sufficient to satisfy even the claims of the Company's creditors, which are approximately $9.0 million. Additionally, the holders of Series A and Series D preferred stock have liquidation preferences over the holders of Common Stock. Management is of the view that it is extremely unlikely that sufficient value would be realized to satisfy the creditors and the holders of stock having liquidation preference over the holders of Common Stock. Accordingly, the Common Stock holders would receive no value for their shares in a bankruptcy scenario.

         Management considered selling the Company through a merger or sale of substantially all of the Company's assets. The Company contacted several potential candidates in this regard. While the Company did receive some interest in the purchase of B&B Electromatic, Inc., management felt the purchase price offered by more than one candidate was significantly below the value of B&B Electromatic, Inc.. The current capital structure makes it unlikely that the Company can attract a merger partner on favorable terms.

         The Company has contacted various institutional and individual investors about making an investment in the Company. None have expressed any willingness to invest given the Company's current capital structure and market conditions.


STRATEGIC BENEFITS OF THE PROPOSED FINANCIAL RESTRUCTURING


     After due consideration of the Company's current position and prospects, the board of directors concluded that a financial restructuring of the Company is the best alternative to attempt to preserve stockholder value. Although the proposed financial restructuring will have a negative effect on the current Common stockholders, as discussed in more detail below, the board of directors believes that this negative effect is less than would occur under any other viable alternative. As a result, the financial restructuring provides the best prospects of preserving and, in time, enhancing Common stockholder value. The financial restructuring can be completed only if the stockholders approve the financial restructuring proposal. However, even if the stockholders approve the financial restructuring proposal, the Company may not be able to complete the financial restructuring if the Company's stockholders do not approve the issuance of additional shares of Common Stock or if the other conditions to the financial restructuring agreement are not met.


     The Company believes the proposed financial restructuring will have the following benefits if completed:

     o It will reduce outstanding indebtedness from approximately $6.9 million to approximately $1.3 million;


     o It will improve the ratio of profits before payment of interest and income taxes to interest on contractual long-term debt, which is known as interest coverage, from 5:1 to 16:1; and


     o It will decrease the Company's monthly cash requirements by over $40,000.

     Additionally, the Company believes the financial restructuring has the following advantages over other strategic alternatives:

     o The financial restructuring is immediately achievable, subject to stockholder approval; and


     o The financial restructuring maintains the Company's flexibility to pursue a sale of the Company and preserve a greater share of Common Stockholder value as compared to other alternatives.

         The Company believes that its financial flexibility will be improved significantly if the financial restructuring is completed. Therefore, the board of directors has approved the financial restructuring and recommends that the stockholders approve it.


THE PROPOSED FINANCIAL RESTRUCTURING


         The following is a summary of the material terms of the financial restructuring proposal. This summary is not intended to be a complete description of all of the non-material terms and provisions of the financial restructuring proposal. The Company has included a copy of the letter agreement, which explains the terms and provisions of the financial restructuring proposal, as Appendix B to this proxy statement. The financial restructuring proposal involves the following elements:

         (a) the authorization of 80,000 shares of a new series of preferred stock, Series F cumulative convertible preferred stock, and 270,000 shares of a new series of preferred stock, Series G cumulative convertible preferred stock;

         (b) the exchange of approximately $1.0 million of certain secured convertible promissory notes with Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC into approximately approximately 40,000 shares of Series F preferred stock;

         (c) the exchange of approximately $6.4 million of all other existing promissory notes, convertible debt and interest arrearages of the Company to Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC into approximately 253,000 shares of Series G preferred stock; and

         (d) the exchange of an aggregate of approximately $300,000 in indebtedness of the Company to C. A. Rundell, Jr. and The Rundell Foundation into approximately 12,900 shares of Series G preferred stock.

         Even if the Company's stockholders approve the financial restructuring proposal, the Company will be able to implement the financial restructuring proposal only if its stockholders approve the amendment to the Restated Certificate of Incorporation as set forth in proposal three described in this proxy statement and if the holders of Series D preferred stock approve an amendment to the Series D Certificate of Designation, Preferences and Rights. The Company will send a copy of this proxy statement and the amendment to the Series D Certificate of Designation, Preferences and Rights to each of the holders of Series D preferred stock prior to the annual meeting of stockholders. The Company anticipates that the holders of Series D preferred stock will sign the consent approving of the amendment to the Series D Certificate of Designation, Preferences and Rights. The Company cannot assure its stockholders that it will be able to obtain approval to the financial restructuring proposal and the amendment to the Series D Certificate of Designation, Preferences and Rights.


Issuance of Series F Preferred Stock


         As part of the financial restructuring, the board of directors has proposed to authorize 80,000 shares of a new series of preferred stock to be designated Series F cumulative convertible preferred stock, par value $0.01 per share. If the stockholders approve the financial restructuring proposal, then the Company will issue approximately 44,000 shares of Series F preferred stock. The Company is seeking stockholder approval for the authorization of 80,000 shares of Series F preferred stock instead of only the 44,000 shares required for the financial restructuring because the Company hopes to issue shares of Series F preferred stock to future investors. The Company does not presently know of any future investors. The following is a summary description of the material terms of the Series F preferred stock.

         Rank. The Series F preferred stock will rank on a parity with to the proposed Series G preferred stock and senior to the Common Stock, Series A $20 convertible preferred stock, Series D convertible preferred stock and Series E $20 convertible preferred stock. In addition, the consent of the holders of 80% of the Series F preferred stock and the Series G preferred stock, voting together as a single class, will be required to authorize the issuance of any securities with rights on a parity with, senior to or superior to the Series F preferred stock and Series G preferred stock, other than securities to evidence bank debt or asset securitization.

         Liquidation. The Series F preferred stock shall have a liquidation preference of $25.00 per share, plus an amount equal to all dividends, whether or not earned or declared, accumulated, accrued and unpaid. A liquidation is defined as a merger, consolidation, sale of voting control or sale of all or substantially all of the assets of the Company in which the stockholders of the Company immediately before the event do not own a majority of the outstanding shares of voting power of the surviving corporation.

         Conversion. The Series F preferred stock will be convertible, at the option of the holder, into shares of the Company's Common Stock at an initial conversion rate of 125 shares of Common Stock for each share of Series F preferred stock, based on an initial conversion price of $0.20 per share. The initial conversion price may be adjusted to prevent dilution as a result of issuances of Common Stock at a purchase price less than the conversion price then in effect. The initial conversion price will not be adjusted for the issuance of Common Stock pursuant to the conversion of Series F preferred stock or Series G preferred stock, pursuant to outstanding options or warrants, or the issuance of up to 1,500,000 shares of Common Stock upon exercise of future stock options. In addition, the Series F preferred stock will also be subject to anti-dilution protection for stock splits, dividends, mergers and other similar events.


         Redemption.  The Series F preferred stock will not be redeemable.


         Dividends. The Series F preferred stock shall accrue dividends at a rate of 5% per year, initially payable two years after issuance. After the initial payment, such dividends will be paid in quarterly installments each year.

         Voting. Holders of Series F preferred stock will be entitled to vote with the holders of Common Stock, the Series D preferred stock, the Series E preferred stock, and the Series G preferred stock as a single class on all matters on which stockholders are entitled to vote, including the election of directors, except as otherwise required by law. Holders of Series F preferred stock will also be entitled to vote with any other class of equity securities which may vote with the holders of the Common Stock as a single class with respect to any matter. Holders of Series F preferred stock are entitled to a number of votes per share of Series F preferred stock equal to the number of shares of Common Stock into which the shares of Series F preferred stock are convertible on the record date of the determination of stockholders entitled to receive notice of and to vote on such matter. In addition, the consent of holders of 80% of the Series F preferred stock and the Series G preferred stock, voting together as a single class, will be required to authorize a merger, consolidation or sale of assets, other than in the ordinary course of business, of the Company, including the capital stock of the Company's subsidiaries. The consent of holders of 80% of the Series F preferred stock, voting as a single class, will be required to approve any action to amend the Company's certificate of incorporation or bylaws that would materially and adversely affect the rights of the Series F preferred stock.

         Election of Directors. In addition to their right to vote with the holders of Common Stock on the election of directors, the holders of the Series F preferred stock and the holders of the Series G preferred stock, voting together as a single class, will be entitled to elect two additional directors to the Company's board of directors. After completion of the financial restructuring, the board of directors will be expanded from six to seven members, two of whom may be elected by the holders of the Series F preferred stock and Series G preferred stock. Renaissance has informed the Company that after the completion of the financial restructuring, the holders of the Series F preferred stock and Series G preferred stock will elect only one board member. The holders of the Series F preferred stock and Series G preferred stock may choose to elect a second board member in the future.


Issuance of Series G Preferred Stock


         In addition to the issuance of the Series F preferred stock, as part of the financial restructuring, the board of directors has proposed to issue 270,000 shares of a new series of preferred stock to be designated Series G cumulative convertible preferred stock, par value $0.01 per share. The following is a summary description of the material terms of the Series G preferred stock.

         Rank. The Series G preferred stock will rank on a parity with the proposed Series F preferred stock and senior to the Common Stock, Series A $20 convertible preferred stock, Series D convertible preferred stock and Series E $20 convertible preferred stock. In addition, the consent of the holders of 80% of the Series G preferred stock and the Series F preferred stock, voting together as a single class, will be required to authorize the issuance of any securities with rights on a parity with, senior to or superior to the Series F preferred stock and Series G preferred stock, other than securities to evidence bank debt or asset securitization.

         Liquidation. The Series G preferred stock shall have a liquidation preference of $25.00 per share, plus an amount equal to all dividends, whether or not earned or declared, accumulated, accrued and unpaid. A liquidation is defined as a merger, consolidation, sale of voting control or sale of all or substantially all of the assets of the Company in which the stockholders of the Company immediately before the event do not own a majority of the outstanding shares or voting power of the surviving corporation.

         Conversion. The Series G preferred stock will be convertible, at the option of the holder, into shares of the Company's Common Stock at an initial conversion rate of 125 shares of Common Stock for each share of Series G preferred stock, based on an initial conversion price of $0.20 per share. The initial conversion price may be adjusted to prevent dilution as a result of issuances of Common Stock at a purchase price less than the conversion price then in effect. The initial conversion price will not be adjusted for the issuance of Common Stock pursuant to the conversion of Series F preferred stock or Series G preferred stock, pursuant to outstanding options or warrants or the issuance of up to 1,500,000 shares of Common Stock upon exercise of future stock options. In addition, the Series G preferred stock will also be subject to anti-dilution protection for stock splits, dividends, mergers and other similar events.

         Redemption. The Series G preferred stock will be redeemable upon the earlier of (a) the sale of B&B Electromatic, Inc. to the extent of the net proceeds to the Company from such sale or (b) two years after issuance in quarterly installments in accordance with a redemption schedule of $1.0 million in the third year, $2.0 million in the fourth year and the balance in the fifth year. The redemption under either of these two circumstances is mandatory. The redemption price for the Series G preferred stock is $25.00 per share.

         Dividends. The Series G preferred stock shall accrue dividends at a rate of 5% per year, initially payable two years after issuance. After the initial payment, such dividends will be paid in quarterly installments each year.

         Voting. Holders of Series G preferred stock will be entitled to vote with the holders of Common Stock, the Series D preferred stock, the Series E preferred stock, and the Series F preferred stock as a single class on all matters on which stockholders are entitled to vote, including the election of directors, except as otherwise required by law. Holders of Series G preferred stock will also be entitled to vote with any other class of equity securities which may vote with the holders of the Common Stock as a single class with respect to any matter. Holders of Series G preferred stock are entitled to a number of votes per share of Series G preferred stock equal to the number of shares of Common Stock into which the shares of Series G preferred stock are convertible on the record date of the determination of stockholders entitled to receive notice of and to vote on such matter. In addition, the consent of holders of 80% of the Series G preferred stock and the Series F preferred stock, voting together as a single class, will be required to authorize a merger, consolidation or sale of assets, other than in the ordinary course of business, of the Company, including the capital stock of the Company's subsidiaries. The consent of holders of 80% of the Series G preferred stock, voting as a single class, will be required to approve any action to amend the Company's certificate of incorporation or bylaws that would materially and adversely affect the rights of the Series G preferred stock.

         Election of Directors. In addition to their right to vote with the holders of Common Stock on the election of directors, the holders of the Series G preferred stock and the holders of the Series F preferred stock, voting together as a single class, will be entitled to elect two additional directors to the Company's board of directors. After completion of the financial restructuring, the board of directors will be expanded from six to seven members, two of whom may be elected by the holders of the Series G preferred stock and Series F preferred stock. Renaissance has informed the Company that after the completion of the financial restructuring, the holders of the Series G preferred stock and Series F preferred stock will elect only one board member. The holders of the Series G preferred stock and Series F preferred stock may choose to elect a second board member in the future.

Comparison of Material Terms of Preferred Stock

         The following is a brief comparison of the material differences among the Company's currently outstanding series of preferred stock, the Series A preferred stock, Series D preferred stock, and Series E preferred stock, and the Company's proposed new series of preferred stock, the Series F preferred stock and Series G preferred stock, that will be issued if the Company's stockholders approve the financial restructuring proposal. The rights of the holders of Series D preferred stock and Series E preferred stock are identical. The rights of the holders of Series F preferred stock and Series G preferred stock are also identical except for redemption rights. Currently, there are no shares of Series E preferred stock issued. Except as otherwise indicated by a footnote, the material terms of the Series D preferred stock described below are of the existing terms of the Series D preferred stock.

            SERIES A                                  SERIES D AND E                              SERIES F AND G
            --------                                  --------------                              --------------

                                                      AUTHORIZATION

75,000 shares                               150,000 shares of each series                80,000 shares of each series

                                                        PAR VALUE

$0.01                                       $0.01 for each series                        $0.01 for each series

                                                          RANK

Junior to Series F and Series G; on         Junior to Series F and Series G; on          Senior to Series A, Series D and Series
parity with Series D and Series E.          parity with Series A.                        E.

                                                  LIQUIDATION PREFERENCE

Liquidation preference of $20.00 per        Liquidation preference of $20.00 per         Liquidation preference of $25.00 per
share.                                      share, plus the amount of any accrued        share, plus all dividends, whether or
                                            and unpaid dividends.(1)                     not earned or declared, accumulated,
                                                                                         accrued and unpaid.

                                                    CONVERSION RIGHTS

The Series A preferred stock may be         The preferred stock may be converted at      The preferred stock will be convertible,
converted at the option of the Company's    the option of the Company's board of         at the option of the holder, into shares
board of directors, as a whole or in        directors, as a whole or in part, at any     of the Company's Common Stock at an
part, at any time after (a) the closing     time after (a) the closing bid price of      initial conversion rate of 125 shares of
bid price of the Common Stock is at         the Common Stock for 20 consecutive          Common Stock for each share of preferred
least $2.00 for at least 20 trading days    trading days exceeds 2.5 times the           stock, based on an initial conversion
during any 30 consecutive trading day       conversion price in effect on those          price of $0.20 per share. The initial
period and (b) the shares of Common         trading days and (b) the Company has had     conversion price may be adjusted to
Stock that will be received after           positive basic earnings per share of         prevent dilution as a result of
conversion have been registered or are      Common Stock for each of the two             issuances of Common Stock at a purchase
otherwise qualified for sale under          complete fiscal quarters immediately         price less than the conversion price
applicable federal and state securities     preceding such conversion. Each share of     then in effect. The initial conversion
laws. Each share of Series A preferred      preferred stock would be converted at an     price will not be adjusted for the
stock would be converted at an initial      initial conversion rate of 25 shares of      issuance of Common Stock pursuant to the
conversion rate of 20 shares of Common      Common Stock for each share of preferred     conversion of Series F preferred stock
Stock for each share of Series A            stock. The initial conversion rate is        or Series G preferred stock, pursuant to
preferred stock. The initial conversion     equal to the initial liquidation amount      outstanding options or warrants or the
rate may be adjusted to prevent dilution    divided by the initial conversion price.     issuance of up to 1,500,000 shares of
or as a result of dividends, stock          The initial conversion price is $0.80        Common Stock upon exercise of future
splits, reverse stock splits, mergers       and may be adjusted to prevent dilution      stock options. The preferred stock will
and other similar events.                   as a result of dividends, stock splits,      also be subject to anti-dilution
                                            reverse stock splits, mergers or other       protection for stock splits, dividends,
                                            similar events.                              mergers and other similar events.


                                                     REDEMPTION RIGHTS

None.                                       At any time after November 15, 2004, the     The Series F preferred stock will not be
                                            preferred stock will be redeemable, at       redeemable. The Series G preferred stock
                                            the option of the Company's board of         will be redeemable upon the earlier of
                                            directors, at the liquidation amount per     (a) the sale of B&B Electromatic, Inc.
                                            share in effect on the redemption date.      to the extent of the net proceeds to the
                                                                                         Company from such sale or (b) two years
                                                                                         after issuance in quarterly installments
                                                                                         in accordance with a redemption schedule
                                                                                         of $1.0 million in the third year, $2.0
                                                                                         million in the fourth year and the
                                                                                         balance in the fifth year. The
                                                                                         redemption under either of these two
                                                                                         circumstances is mandatory. The
                                                                                         redemption price for the Series G
                                                                                         preferred stock is $25.00 per share.

                                                  RIGHT TO RECEIVE DIVIDENDS

None.                                       The preferred stock will accrue              The preferred stock shall accrue
                                            dividends at a rate of $1.80 per year        dividends at a rate of 5% per year,
                                            per share, cumulative from the date of       initially payable two years after
                                            original issue of each share. Dividends      issuance. After the initial payment, the
                                            will be paid each December 31, March 31,     dividends will be paid in quarterly
                                            June 30 and September 30 beginning with      installments each year.
                                            December 31, 1999.

                                                        VOTING RIGHTS

None.                                       Holders of preferred stock will be            Holders of preferred stock will be
                                            entitled to vote with the holders of          entitled to vote with the holders of
                                            Common Stock, Series F preferred stock        Common Stock, the Series D preferred
                                            and Series G preferred stock. Holders of      stock, and the Series E preferred stock
                                            preferred stock are entitled to a number      as a single class on all matters on
                                            of votes per share of preferred stock         which stockholders are entitled to vote,
                                            equal to the number of shares of Common       including the election of directors,
                                            Stock into which the shares of preferred      except as otherwise required by law.
                                            stock are convertible on the record date      Holders of preferred stock will also be
                                            of the determination of stockholders          entitled to vote with any other class of
                                            entitled to receive notice of and to          equity securities which may vote with
                                            vote on such matter.                          the holders of the Common Stock as a
                                                                                          single class with respect to any matter.
                                                                                          Holders of preferred stock are entitled
                                                                                          to a number of votes per share of
                                                                                          preferred stock equal to the number of
                                                                                          shares of Common Stock into which the
                                                                                          shares of preferred stock are
                                                                                          convertible on the record date of the
                                                                                          determination of stockholders entitled
                                                                                          to receive notice of and to vote on such
                                                                                          matter. In addition, the consent of
                                                                                          holders of 80% of the Series G preferred
                                                                                          stock and the Series F preferred stock,
                                                                                          voting together as a single class, will
                                                                                          be required to authorize a merger,
                                                                                          consolidation or sale of assets, other
                                                                                          than in the ordinary course of business,
                                                                                          of the Company, including the capital
                                                                                          stock of the Company's subsidiaries. The
                                                                                          consent of holders of 80% of the
                                                                                          preferred stock, voting as a single
                                                                                          class, will be required to approve any
                                                                                          action to amend the Company's
                                                                                          certificate of incorporation or bylaws
                                                                                          that would materially and adversely
                                                                                          affect the rights of the preferred
                                                                                          stock.


                                                 RIGHT TO APPOINT DIRECTORS

None.                                       None.                                        In addition to their right to vote with
                                                                                         the holders of Common Stock on the
                                                                                         election of directors, the holders of
                                                                                         the Series G preferred stock and the
                                                                                         holders of the Series F preferred stock,
                                                                                         voting together as a single class, will
                                                                                         be entitled to elect two additional
                                                                                         directors to the Company's board of
                                                                                         directors.(2)

                                                     REGISTRATION RIGHTS

The Company will file within 12 months      None.                                        The Company will file within 90 days of
of the issuance of the Series A                                                          the issuance of the Series F preferred
preferred stock a registration statement                                                 stock and Series G preferred stock a
to permit sales by the holders of Series                                                 registration statement to permit sales
A preferred stock of the shares of                                                       by the holders of the preferred stock of
Common Stock issuable upon conversion of                                                 the shares of Common Stock issuable upon
the Series A preferred stock. The Series                                                 conversion of the Series F preferred
A preferred stock holders do not have                                                    stock and Series G preferred stock.
any demand or piggyback registration                                                     Also, Renaissance Capital Growth &
rights.                                                                                  Income Fund III, Inc. and Renaissance
                                                                                         US Growth & Income Trust PLC will have,
                                                                                         together, one demand registration right
                                                                                         and unlimited piggyback registration
                                                                                         rights.

---------


(1) If the holders of Series D preferred stock consent to the amendment to the Series D Certificate of Designation, Preferences and Rights, then the liquidation preference will be reduced to $0.01 per share until the Series F preferred stock and Series G preferred stock have been converted or redeemed, or until the holders of the Series F preferred stock and Series G preferred stock have recovered the full amount of investment. At that time, the liquidation preference will revert back to an amount equal to $20.00 per share plus any accrued and unpaid dividends with respect to such share.

(2) After completion of the financial restructuring, the board of directors will be expanded from six to seven members, two of whom may be elected by the holders of the Series G preferred stock and Series F preferred stock. Renaissance has informed the Company that after the completion of the financial restructuring, the holders of the Series G preferred stock and Series F preferred stock will elect only one board member. The holders of the Series G preferred stock and Series F preferred stock may choose to elect a second board member in the future.

Exchange of new Renaissance promissory notes

         Background. Pursuant to the terms of the letter agreement, dated as of November 13, 2000, by and among the Company, Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC, Renaissance Capital Growth & Income Fund III, Inc. will loan $500,000 to the Company to be evidenced by secured convertible promissory notes of the Company and Renaissance US Growth & Income Trust PLC will loan $500,000 to the Company to be evidenced by secured convertible promissory notes to the Company. These new Renaissance promissory notes are due and payable by March 13, 2001. They accrue interest at a rate of 8% per year and are secured by all of the assets of the Company and its subsidiaries. The new Renaissance promissory notes are convertible into the Company's Common Stock at a conversion price of $0.20 per share. It is anticipated that as of March 2, 2001, approximately $1.0 million will be owed under the new Renaissance promissory notes.

         Exchange. As part of the proposed financial restructuring, Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC will exchange all of the new Renaissance promissory notes into an aggregate of approximately 40,000 shares of Series F preferred stock at an exchange rate of $25.00 per share of Series F preferred stock. The Company cannot determine the number of shares of Series F preferred stock that the Company will issue for the conversion of the new Renaissance promissory notes at this time because the principal amount of these promissory notes accrue interest and it is not known exactly when the promissory notes will be converted.

         If the proposed financial restructuring is not effected by March 13, 2001, then the new Renaissance promissory notes will be immediately due and payable. The Company, Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC negotiated the financial restructuring so that the new Renaissance promissory notes will be converted into Series F preferred stock only if the Company's stockholders approve the financial restructuring proposal. If the Company's stockholders do not approve the financial restructuring proposal by March 13, 2001, then the Renaissance parties would prefer to receive repayment of the new Renaissance promissory notes than to continue to own Series F preferred stock. This is why, prior to stockholder approval, the financial restructuring proposal contemplates the Company issuing the new Renaissance promissory notes, and not shares of Series F preferred stock, to the Renaissance parties.

Exchange of Other Indebtedness with Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC

         Background. In addition to the new Renaissance promissory notes, the Company has other indebtedness with Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC as evidenced by a loan agreement and other promissory notes with Renaissance

Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC, as more specifically described below.

         As of December 31, 1996, pursuant to the terms of a convertible loan agreement, Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC loaned the Company $4.6 million in convertible debentures at an interest rate of 9% per year. The debentures are convertible into shares of Common Stock at a rate of $0.549 per share. It is anticipated that as of March 2, 2001, the Company will owe approximately $4.5 to Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC under the loan agreement.

         Since February 22, 1999, each of Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC has made six loans to the Company evidenced by promissory notes. Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC made their loans to the Company on the same day, from February 22, 1999 through September 29, 2000, except that Renaissance US Growth & Income Trust PLC did not loan money to the Company on August 12, 1999 and it loaned two separate amounts of money to the Company on May 5, 2000 instead of just one amount of money. These twelve promissory notes are outlined in the table below. Unless otherwise indicated in the footnotes to the table, these twelve promissory notes are not convertible and were not renewed or extended. Each of the twelve promissory notes accrues interest at a rate of 9% per year. It is anticipated that as of March 2, 2001, the Company will owe an aggregate of approximately $0.9 million to Renaissance Capital Growth & Income Fund III, Inc. an aggregate of approximately $0.9 million to Renaissance US Growth & Income Trust PLC under the promissory notes.




                                    AMOUNT OF PROMISSORY NOTE                   AMOUNT OF PROMISSORY
                                     TO RENAISSANCE CAPITAL                    NOTE TO RENAISSANCE US
DATE                            GROWTH & INCOME FUND III, INC.($)           GROWTH & INCOME TRUST PLC($)
----                            ---------------------------------           ----------------------------
February 22, 1999                          $ 375,000(1)                             $ 225,000(1)
August 12, 1999                              115,000(2)                                None
May 5, 2000                                   None                                    115,000
May 5, 2000                                  150,000                                  150,000
August 25, 2000                              100,000                                  100,000
September 15, 2000                           100,000                                  100,000
September 29, 2000                            50,000                                   50,000


----------


(1) This is a convertible promissory note, with an initial conversion price of $0.549 per share. This promissory note was amended on May 5, 2000. The amendment promissory note is secured by a security agreement with the Company's subsidiaries and a stock pledge agreement.

(2)  This promissory note was renewed and extended on May 5, 2000.

         Exchange. As part of the proposed financial restructuring, Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC will exchange all of their indebtedness, including all interest accrued as of the date of exchange, into shares of Series G preferred stock at an exchange rate of $25.00 per share of Series G preferred stock. If the proposed financial restructuring is not effected by March 13, 2001, then all of their indebtedness will be immediately due and payable.

Exchange of Indebtedness with C. A. Rundell, Jr. and The Rundell Foundation

         Background. On April 12, 2000, C. A. Rundell, Jr., currently Chairman of the board of directors and Chief Executive Officer of the Company, loaned the Company $200,000 as evidenced by a promissory note. In addition, on June 28, 2000, The Rundell Foundation, a non-profit corporation, loaned the Company $100,000 as evidenced by a promissory note. Both of these promissory notes accrue interest at a rate of 9% a year and are due and payable on demand. It is anticipated that as of March 2,

2001, an aggregate of $322,500 will be owed under the two promissory notes. Mr. Rundell is President, a director and trustee of The Rundell Foundation.


         Exchange. As part of the proposed financial restructuring, Mr. Rundell and The Rundell Foundation will exchange the Rundell Notes, including all interest accrued as of the date of exchange, into shares of Series G preferred stock at an exchange rate of $25.00 per share of Series G preferred stock.

Additional Terms of the Letter Agreement


         In addition to the material terms of the proposed financial restructuring proposal already discussed above, the letter agreement also includes the following terms:

         Amendment to Series D Certificate of Designation, Preferences and Rights. According to the terms of the letter agreement, before the issuance of the Series F preferred stock and Series G preferred stock, the holders of Series D preferred stock must approve an amendment to the Series D Certificate of Designation, Preferences and Rights involving a modification to the liquidation preference. The Series D Certificate of Designation, Preferences and Rights must be amended to provide for a reduction of the liquidation preference to $0.01 per share, until the Series F preferred stock and Series G preferred stock have been converted or redeemed, or until the holders of the Series F preferred stock and Series G preferred stock have recovered the full amount of investment, at which time the liquidation preference will revert back to an amount equal to $20.00 per share plus any accrued and unpaid dividends with respect to such share. The current liquidation preference of the Series D preferred stock is $20.00 per share plus any accrued and unpaid dividends for such share on such date. The Company will send a copy of this proxy statement and the amendment to the Series D Certificate of Designation, Preferences and Rights to each of the holders of Series D preferred stock prior to the annual meeting of stockholders. The Company anticipates that the holders of Series D preferred stock will sign the consent approving of the amendment to the Series D Certificate of Designation, Preferences and Rights.

         Representations and Warranties. The Company represented and warranted as of the date of the letter agreement and must represent and warrant as of the date of issuance of the Series F preferred stock and Series G preferred stock that (a) the Company is not insolvent, as defined in the U.S. Bankruptcy Code, and (b) the Company has no pending or threatened material litigation, loss contingencies or material undisclosed liabilities.

         Registration Rights. The Company will file within 90 days of the issuance of the Series F preferred stock and Series G preferred stock to Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC a registration statement on Form SB-2 (or, if applicable, on Form S-3) to permit sales by Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC of the shares of Common Stock issuable upon conversion of the Series F preferred stock and Series G preferred stock. Additionally, Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC will have, together, one demand registration right and unlimited piggyback registration rights. The Company shall pay all expenses of Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC in connection with such registrations, except underwriting discounts and commissions.


Prior Actions


         The Company is also requesting, as part of the financial restructuring proposal, that the stockholders ratify, confirm and approve any and all actions taken by the Company's board of directors and officers for and on behalf of the Company with regard to the financial restructuring proposal, prior to the annual meeting.


EFFECT OF FINANCIAL RESTRUCTURING ON COMMON STOCK

General


         The board of directors believes that the financial restructuring proposal is in the best interests of the stockholders and has recommended that the stockholders approve the financial restructuring proposal because the board of directors believes that if the Company is able to implement the financial restructuring, then:

     o The termination of the dilutive share issuance rights will lessen the depressive effects on the market price of the Common Stock. "Dilutive share issuance rights" simply refers to the fact that some of the Company's outstanding debt may be converted into shares of Common Stock. Once converted to preferred stock, the convertible debt becomes an equity instrument that does not have dilutive rights.

     o The financial restructuring will improve the Company's ability to raise additional funds. Although the financial restructuring will improve the Company's capital structure, there can be no assurance that the Company will be able to raise additional funds or that the terms of any additional funds will be favorable to the Company.

         The financial restructuring will negatively affect the current Common Stock holders by reducing significantly their percentage equity interest.

         The board of directors believes that the positive effects outweigh the negative effects of the financial restructuring as described below.


Positive Effects of the Financial Restructuring


         Market price - The board of directors believes that the outstanding, unconverted convertible debentures and notes with Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC have had a negative effect on the market price of the Common Stock because of the potential obligation to issue large amounts of Common Stock for no additional consideration. It is possible that the elimination of this indebtedness may have a positive effect on the market price of the Common Stock because the new Common Stock holders will not face the prospect of continuing dilution from these types of conversions. However, the preferred stock to be issued in connection with the financial restructuring is similar to the outstanding, unconverted convertible debentures and notes in that the preferred stock will also be convertible into a substantial number of shares of Common Stock. The potential for these shares of Common Stock to be sold in the open market may depress the stock price.

         The following table compares the number of shares of Common Stock that could be issued under the outstanding convertible debentures and promissory notes as compared to the number of shares of Common Stock that could be issued under the convertible preferred stock issued in connection with the proposed financial restructuring. As this table shows, approximately 33,991,010 shares of Common Stock could be issued on conversion of the convertible preferred stock issued in connection with the proposed financial restructuring, compared to less than 21,000,000 shares of Common Stock that could be issued on conversion of the outstanding convertible debentures and promissory notes. Less than

21,000,000 shares of Common Stock could be issued on conversion of the outstanding convertible debentures and promissory notes, regardless of whether a conversion rate of $0.549 or $0.20 is used.




                                              AMOUNT               DEBT               DEBT               EQUITY
DESCRIPTION OF SECURITY                 OF SECURITY($)(1)       CONVERSION         CONVERSION        CONVERSION(2)
-----------------------                 -----------------       ----------         ----------        -------------
Convertible Debentures(3)                    $4,168,202(3)      7,592,353(3)       7,592,353(3)      20,841,010(3)
Existing Promissory Notes(4)                  1,630,000(4)      2,969,065(4)(5)    8,150,000(2)(4)    8,150,000(4)
New Promissory Notes(6)                       1,000,000(6)      5,000,000(6)       5,000,000(6)       5,000,000(6)(7)
Total                                        $6,798,202        15,561,418         20,742,383         33,991,010


----------


(1) The amount of accrued and unpaid interest is not included in the amount of the security.

(2)  The conversion rate of $0.20 is used for this conversion.

(3) The Company's existing convertible debentures issued to Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC have a conversion rate of $0.549.

(4) The Company's existing promissory notes issued to Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC do not contain a conversion feature. In order to determine the number of shares of Common Stock into which the Company's existing promissory notes could be converted, the conversion rates of $0.549 and $0.20 are used as a reasonable approximation of the conversion rate because all of the Company's convertible debt have a conversion rate of either $0.549 or $0.20.

(5)  The conversion rate of $0.549 is used for this conversion.

(6) Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC each loaned $500,000 to the Company in connection with the proposed financial restructuring. The promissory notes that the Company issued to these two entities in exchange for the loans have a conversion rate of $0.20. At a conversion rate of $0.20, the aggregate loan of $1.0 million could be converted into 5,000,000 shares of Common Stock.

(7) As part of the proposed financial restructuring, Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC will exchange the $1.0 million of promissory notes that the Company will issue to the Renaissance entities into approximately 40,000 shares of Series F preferred stock. These approximately 40,000 shares of Series F preferred stock are convertible into approximately 5,000,000 shares of Common Stock at a conversion rate of 125 shares of Common Stock per share of Series F preferred stock.

         Facilitate growth and raising additional funds - If the Company begins to make operating performance progress, then the Company's access to additional growth capital may be improved as a result of the proposed refinancing. This is because the financial restructuring eliminates the convertible debentures and the convertible notes payable and the potential dilution they represent. The board of directors has concluded that under the current capital structure it is impossible to raise sufficient new capital to proceed with the business in its current state. Although the financial restructuring will improve the Company's capital structure, there can be no assurance that the Company will be able to raise additional funds or that the terms of any additional funds will be favorable to the Company.


Negative Effects of the Financial Restructuring


         Change in Percentage Equity Interest. If the financial restructuring is effected, then, assuming approximately 62.6 million fully diluted shares of Common Stock outstanding as of March 2, 2001, the percentage equity ownership of the current Common stockholders will be approximately 16.8%. However, in the absence of a financial restructuring, the percentage equity ownership of the current Common stockholders would be approximately 27.7%, on a fully diluted basis, assuming that the holders of the Series A preferred stock, the Series D preferred stock, warrants, options and Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC converted all their stock and exercised all their rights at market as of March 2, 2001. Therefore, even though there will be a decrease in percentage ownership for current Common stockholders as a result of the financial restructuring, the board of directors believes that the financial restructuring is in the best interests of the stockholders because of the positive effects discussed above and the fact that the Company has explored various alternatives for financial restructuring all of which have been unsuccessful. Without the infusion of cash associated with this financial restructuring, the Company's ability to continue operations is put at significant risk.



                           PERCENTAGE EQUITY INTEREST



                                                         CURRENT ON A                         PRO FORMA FOR
                                                    FULLY DILUTED BASIS(1)             FINANCIAL RESTRUCTURING(2)
                                                    ----------------------             --------------------------
     Current Common Stockholders(3)                         27.7%                                16.8%
     Warrant & Option Holders                               28.3%                                17.2%
     Convertible Notes & Debt                               37.4%                                  --
     Series A Holders(4)                                     0.5%                                 0.3%
     Series D Holders(4)                                     6.1%                                 3.7%
     Series F Holders(4)                                      --                                  8.8%
     Series G Holders(4)                                      --                                 53.2%



(1) Assumes all outstanding warrants, options, convertible promissory notes and other convertible debt, Series A preferred stock and Series D preferred stock as of December 31, 2000 are converted.

(2) Assumes that (a) the exchange of the new Renaissance promissory notes for approximately 40,000 shares of Series F preferred stock, (b) the issuance of 4,000 shares of Series F preferred stock to an accredited investor, (c) the exchange of the indebtedness already issued to the Renaissance entities for Series G preferred stock and (c) the exchange of the promissory notes issued to Mr. C. A. Rundell, Jr. and The Rundell Foundation for Series G preferred stock have occurred on exchange date of March 2, 2001.

(3) Includes shares held by management. Also includes shares of Common Stock currently held by holders of the Company's Series A preferred stock and Series D preferred stock.


(4) Includes only the Common Stock issuable upon the conversion of Series A preferred stock, Series D preferred stock, Series F preferred stock or Series G preferred stock, as the case may be. Does not include shares of Common Stock currently held by these holders.

Unaudited Pro Forma Financial Statements

         The following unaudited pro forma condensed consolidated financial statements present the effects of:


         (a) the authorization of 80,000 shares of a new series of preferred stock, Series F cumulative convertible preferred stock, and 270,000 shares of a new series of preferred stock, Series G cumulative convertible preferred stock;

         (b) the additional financing of approximately $1.0 million provided by Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth Income Trust PLC and the exchange of such financing into approximately 40,000 shares of Series F preferred stock;

         (c) the sale of 4,000 shares of Series F preferred stock to an accredited investor (to date the Company has sold 2,000 shares and anticipates the remaining 2,000 shares will be sold in the near future);

         (d) the exchange of approximately $6.4 million of all other existing promissory notes, convertible debt and interest arrearages of the Company to Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC into approximately 253,000 shares of Series G preferred stock; and

         (e) the exchange of an aggregate of approximately $300,000 in indebtedness of the Company to C. A. Rundell, Jr. and The Rundell Foundation into approximately 12,900 shares of Series G preferred stock.


         The unaudited pro forma condensed consolidated balance sheet presents the financial position of the Company as of September 30, 2000 assuming the proposed transactions had occurred as of September 30, 2000. This pro forma information is based upon the historical September 30,2000 balance sheet of the Company included in the Quarterly Report on Form 10-QSB accompanying this proxy statement.


         The unaudited pro forma condensed consolidated statements of operations for the three months ended September 30, 2000 and the year ended June 30, 2000 give effect to the proposed transactions as if such transactions had been consummated as of July 1, 1999. This pro forma information is based upon the historical results of operations of the Company for the three months ended September 30, 2000, included in the Quarterly Report on Form 10-QSB and for the year ended June 30, 2000, included in the Annual Report on Form 10-KSB accompanying this proxy statement.

         The unaudited pro forma condensed consolidated financial statements are based upon available information and assumptions that the Company's management believes are reasonable. The unaudited pro forma condensed consolidated financial data does not purport to represent the financial position or results of operations which would have occurred if these transactions had been completed on the dates indicated or the Company's financial position or results of operations for any future date or period. You should read this unaudited pro forma condensed consolidated financial data together with the Company's historical financial statements and the notes to those financial statements included in Quarterly Report on Form 10-QSB and the Annual Report on Form 10-KSB accompanying this proxy statement.

                        INTEGRATED SECURITY SYSTEMS, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 2000
              AMOUNTS IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA



                                                                                Pro Forma
                                                          Historical           Adjustments         Pro Forma
                                                        -------------        -------------       -------------

                       ASSETS
Current assets:
   Cash and cash equivalents                            $     103,195        $   1,000,000(A)    $   1,203,195
                                                                                   100,000(B)
   Accounts receivable                                      1,002,626                                1,002,626
   Inventories                                                596,725                                  596,725
   Notes receivable                                            28,546                                   28,546
   Unbilled revenue                                           180,079                                  180,079
   Other current assets                                       113,347                                  113,347
                                                        -------------        -------------       -------------
     Total current assets                                   2,024,518            1,100,000           3,124,518

Property and equipment, net                                   893,736                                  893,736
Software development costs, net                                56,856                                   56,856
Other assets                                                   21,418                                   21,418
                                                        -------------        -------------       -------------
       Total assets                                     $   2,996,528        $   1,100,000       $   4,096,528
                                                        =============        =============       =============


   LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
   Accounts payable                                     $     957,324        $    (281,266)(C)   $     676,058
   Accrued liabilities                                        383,967              (10,825)(C)         373,142
   Current portion of long-term debt and other
     liabilities                                            6,643,925           (6,098,202)(C)         545,723
                                                        -------------        -------------       -------------
     Total current liabilities                              7,985,216           (6,390,293)          1,594,923
                                                        -------------        -------------       -------------

Long-Term debt and other liabilities                          705,554                                  705,554

Preferred stock subject to redemption                              --            6,390,293(C)        6,390,293

Stockholders' equity (deficit):
     Total stockholders' deficit                           (5,694,242)           1,100,000(A,B)     (4,594,242)
                                                        -------------        -------------       -------------
       Total liabilities and stockholders equity
           (deficit)                                    $   2,996,528        $   1,100,000       $   4,096,528
                                                        =============        =============       =============

Share Information
Shares Authorized:
   Preferred Stock                                            750,000                                  750,000
   Common Stock                                            35,000,000           35,000,000(D)       70,000,000
Shares Issued and Outstanding
   Preferred Stock                                            102,250              299,612(A,B)        401,862
   Common Stock                                            10,572,545                               10,572,545

                        INTEGRATED SECURITY SYSTEMS, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2000

              AMOUNTS IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA



                                                                   Pro Forma
                                                Historical         Adjustments           Pro Forma
                                               ------------       ------------          ------------



Sales                                          $  1,223,507       $         --          $  1,223,507
Cost of sales                                       921,108                 --               921,108
                                               ------------       ------------          ------------
Gross margin                                        302,399                 --               302,399
                                               ------------       ------------          ------------

Operating expenses:
     Selling, general and administrative          1,083,385                 --             1,083,385
     Research and product development               145,475                 --               145,475
                                               ------------       ------------          ------------
                                                  1,228,860                 --             1,228,860
                                               ------------       ------------          ------------

Loss from operations:                              (926,461)                --              (926,461)

Other income (expense):
     Interest income                                    139                 --                   139
     Interest expense                              (172,292)           132,431(E)            (39,861)
                                               ------------       ------------          ------------

Income (loss) before income taxes                (1,098,614)           132,431              (966,183)
Benefit (provision) for income taxes                     --                 --                    --
                                               ------------       ------------          ------------

Net income (loss) after income taxes             (1,098,614)           132,431              (966,183)

Preferred dividends requirement                     (42,081)           (88,728)(F)          (130,809)
                                               ------------       ------------          ------------

Net loss allocable to Common Stockholders      $ (1,140,695)      $                     $
                                               ============       ============          ============

Weighted average common and
  common equivalents outstanding -
  basic and diluted                              10,518,345                 --            10,518,345

Basic and diluted loss per share               $      (0.11)      $         --          $
                                               ============       ============          ============

                        INTEGRATED SECURITY SYSTEMS, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 2000

              AMOUNTS IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA



                                                                   Pro Forma
                                                Historical         Adjustments            Pro Forma
                                               ------------       ------------          ------------

Sales                                          $  6,561,359       $         --          $  6,561,359
Cost of sales                                     4,369,262                 --             4,369,262
                                               ------------       ------------          ------------
Gross margin                                      2,192,097                 --             2,192,097
                                               ------------       ------------          ------------

Operating expenses:
     Selling, general and administrative          4,589,922                 --             4,589,922
     Research and product development               386,899                 --               386,899
                                               ------------       ------------          ------------
                                                  4,976,821                 --             4,976,821
                                               ------------       ------------          ------------

Income (loss) from operations:                   (2,784,724)                --            (2,784,724)

Other income (expense):
     Interest income                                 33,690                 --                33,690
     Interest expense                              (645,684)           460,865(E)           (184,819)
                                               ------------       ------------          ------------

Income (loss) before income taxes                (3,396,718)           460,865            (2,935,853)
Benefit (provision) for income taxes                 51,856                 --                51,856
                                               ------------       ------------          ------------

Net income (loss) after income taxes             (3,344,862)           460,865            (2,883,997)

Preferred dividends requirement                    (107,467)          (354,910)(F)          (462,377)
                                               ------------       ------------          ------------

Net loss allocable to Common Stockholders      $ (3,452,329)      $                     $
                                               ============       ============          ============

Weighted average common and
  common equivalents outstanding -
  basic and diluted                              10,508,510                 --            10,508,510

Basic and diluted loss per share               $      (0.33)      $         --          $
                                               ============       ============          ============

                        INTEGRATED SECURITY SYSTEMS, INC.
                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS

NOTE A. GENERAL

         The proposed financial restructuring includes the following:


         (a) the authorization of 80,000 shares of a new series of preferred stock, Series F cumulative convertible preferred stock, and 270,000 shares of a new series of preferred stock, Series G cumulative preferred stock;

         (b) the exchange of approximately $1.0 million of certain secured convertible promissory notes with Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth Income Trust PLC into approximately 40,000 shares of Series F preferred stock;

         (c) the issuance of a minimum of 4,000 shares of Series F preferred stock to an accredited investor (to date the Company has sold 2,000 shares and anticipates the remaining 2,000 shares will be sold in the near future);

         (d) the exchange of approximately $6.4 million of all other existing promissory notes, convertible debt and interest arrearages of the Company to Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC into approximately 253,000 shares of Series G preferred stock; and

         (e) the exchange of an aggregate of approximately $300,000 in indebtedness of the Company to C. A. Rundell, Jr. and The Rundell Foundation into approximately 12,900 shares of Series G preferred stock.


NOTE B. UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET


         The accompanying unaudited pro forma condensed consolidated balance sheet assumes the transactions discussed in Note A. were entered into on June 30, 2000 and reflects the pro forma adjustments:

     (A) to give effect to additional financing of $1.0 million provided by Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC and the exchange of such financing into approximately 40,000 shares of Series F convertible preferred stock.

     (B) to give effect to the sale of 4,000 shares of Series F convertible preferred stock to an accredited investor.

     (C) to give effect to the exchange of all promissory notes, convertible debt and related accrued interest owed to Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC,
          C. A. Rundell, Jr. and the Rundell Foundation in the aggregate amount of $6,390,293 into 255,612 shares of Series G redeemable convertible preferred stock.

     (D) to give effect to the authorization of an additional 35,000,000 shares of Common Stock.

NOTE C.  UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

         The accompanying unaudited pro forma condensed consolidated statement of operations assumes the transactions discussed in Note A. were entered into on July 1, 1999 and reflects the pro forma adjustments:


     (E) to give effect to the reduction of interest expense as a result of the exchange of promissory notes, convertible debt and related accrued interest into shares of Series G redeemable convertible preferred stock.

     (F) to give effect to the dividend requirements on the Series F convertible preferred stock and Series G redeemable convertible preferred stock to be issued.




DILUTION


         The net tangible book value per share of Common Stock as of June 30, 2000 was $(0.43) due to a shareholders' deficit of approximately $4.6 million. Net tangible book value per share represents the amount of the Company's total tangible assets reduced by the amount of its total liabilities and divided by the total number of shares of Common Stock outstanding. The following table describes the effect of the financial restructuring by setting forth as of June 30, 2000, (1) the net tangible book value per share, (2) the pro forma net tangible book value per share assuming that all shares of Series A preferred stock and Series D preferred stock are converted, all options and warrants are exercised and all convertible promissory notes and other convertible debt are converted and (3) the pro forma net tangible book value per share assuming that the exchange of the new promissory notes issued to Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC, the existing promissory notes issued to the Renaissance entities, and the promissory notes issued to C. A. Rundell, Jr. and The Rundell Foundation have been effected:



Current net tangible book value per share......................................................    $(0.43)

Pro forma net tangible book value per share assuming exercise of options and warrants, conversion of convertible promissory notes and other convertible debt and conversion of the Series A preferred stock and Series D
     preferred stock...........................................................................    $(0.12)

Pro forma net tangible book value per share after the financial restructuring..................    $(0.07)




INTERESTS OF CERTAIN PERSONS IN THE FINANCIAL RESTRUCTURING


         As part of the proposed financial restructuring, C. A. Rundell, Jr., the Company's Chairman of the board of directors and Chief Executive Officer, will be exchanging a $200,000 promissory note and accrued interest thereon into approximately 8,619 shares of Series G preferred stock. These 8,619 shares of Series G preferred stock are convertible into approximately 1,077,425 shares of Common Stock. As part of the proposed financial restructuring, Mr. Rundell loaned $50,000 to the Company in exchange for a promissory note. Mr. Rundell will exchange this $50,000 promissory note and accrued interest thereon into approximately 2,047 shares of Series F preferred stock. These 2,047 shares of Series F preferred stock are convertible into approximately 255,875 shares of Common Stock.

         In addition, the Rundell Foundation, a non-profit corporation on which Mr. Rundell serves as President, a director and trustee, will be exchanging a $100,000 promissory note and accrued interest thereon into approximately 4,334 shares of Series G preferred stock. These 4,334 shares of Series G preferred stock are convertible into approximately 529,925 shares of Common Stock.

          Moreover, Mr. Rundell serves as a director of Renaissance US Growth & Income Trust PLC and served as a director of Renaissance Capital Growth & Income Fund III, Inc. until October 12, 2000. Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC will also exchange the new Renaissance promissory notes for shares of Series F preferred stock and the existing indebtedness issued to the Renaissance entities for shares of Series G preferred stock as part of the proposed financial restructuring.


NO DISSENTER'S RIGHTS


          The Delaware General Corporation Law does not grant stockholders of a Delaware corporation with dissenter's rights with respect to the financial restructuring proposal.


APPROVAL


          Although according to the Delaware General Corporation Law, the Company's Restated Certificate of Incorporation and the Company's bylaws, stockholder approval is not required to effect the proposed financial restructuring, in accordance with the terms of the letter agreement the board of directors believes that it is in the best interests of the Company to seek stockholder approval of the financial restructuring proposal. The affirmative vote of the holders of a majority of the shares of Common Stock and Series D preferred stock voting together as a class, entitled to vote on the record date is required to approve the financial restructuring. If the stockholders do not approve the financial restructuring proposal then the board of directors will not complete the financial restructuring pursuant to the terms set forth in the letter agreement.

          THE EFFECTIVENESS OF THE FINANCIAL RESTRUCTURING PROPOSAL IS CONTINGENT ON THE APPROVAL OF THE FINANCIAL RESTRUCTURING PROPOSAL, THE AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION, AS WELL AS THE APPROVAL, BY WRITTEN CONSENT PRIOR TO THE ANNUAL MEETING OF STOCKHOLDERS, BY THE HOLDERS OF SERIES D PREFERRED STOCK OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS OF THE SERIES D PREFERRED STOCK. AS A RESULT, IF THE AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION IS NOT APPROVED BY THE STOCKHOLDERS AND THE AMENDMENT TO THE SERIES D CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS IS NOT APPROVED BY THE HOLDERS OF SERIES D PREFERRED STOCK, THEN THE COMPANY CANNOT COMPLETE THE FINANCIAL RESTRUCTURING EVEN IF THE STOCKHOLDERS APPROVE THE FINANCIAL RESTRUCTURING PROPOSAL.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE FINANCIAL RESTRUCTURING PROPOSAL.

                                 PROPOSAL THREE

         PROPOSED AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION

BACKGROUND


         Currently, the Company's Restated Certificate of Incorporation authorizes the issuance of up to 35,000,000 shares of Common Stock. On the record date, 10,782,417 shares of Common Stock were outstanding and 20,852,388 shares were subject to future issuance pursuant to outstanding convertible debentures, convertible notes, convertible preferred stock, warrants and options. Therefore, as of the record date, only 3,365,195 shares of Common Stock were available for future issuance.

         The board of directors has unanimously adopted resolutions approving and recommending that the stockholders adopt an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 35,000,000 to 70,000,000 to have enough shares of Common Stock to issue upon conversion of the Company's preferred stock to be issued under the financial restructuring proposal.

         If the stockholders approve the amendment to the Restated Certificate of Incorporation, then the Restated Certificate of Incorporation would be amended to effect the increase in authorized shares of Common Stock as soon as practicable following such stockholder approval. If the amendment to the Restated Certificate of Incorporation is not approved by the stockholders, the existing Restated Certificate of Incorporation will continue in effect.

In addition, the amendment to the Restated Certificate of Incorporation is conditioned on the stockholders' approval of the financial restructuring proposal. In other words, if the stockholders do not approve the financial restructuring proposal, even if the stockholders approve the proposed amendment to the Company's Restated Certificate of Incorporation, the existing Restated Certificate of Incorporation will continue in effect without the amendment proposed in this proxy statement.

         If the stockholders approve the financial restructuring proposal, then after the financial restructuring is complete, 17,964,141 shares of Common Stock will be available for issuance, not including shares of Common Stock reserved for conversion of any other securities of the Company or the exercise of the Company's outstanding options and warrants. Other than in connection with the financial restructuring as described in this proxy statement, or to employees exercising stock options under the terms of the Company's general stock option plans, the Company does not have any plans to issue shares of Common Stock.


REASONS FOR AND EFFECT OF THE AMENDMENT


         The Company is currently attempting to exchange approximately $6.4 million of its convertible debentures, convertible promissory notes, promissory notes, and accrued interest into Series F and Series G preferred stock pursuant to the terms of the financial restructuring as described in proposal two in this proxy statement. If such debt is converted into Common Stock, and assuming full conversion of all the Company's outstanding convertible securities and full exercise of all options and warrants to purchase the Company's Common Stock, the Company would not have sufficient authorized Common Stock for debt retirement. Therefore, additional shares of authorized Common Stock are necessary in order to assure the proper conversion and retirement of debt, options and warrants. Holders of the Company's Common Stock have no preemptive rights to purchase additional shares of Common Stock, or securities convertible into Common Stock, issued by the Company. The Common Stock will be available for issuance without further action of the stockholders, unless required by the Company's Restated

Certificate of Incorporation or bylaws, applicable laws, or the policy of any stock exchange or registered securities association on which the shares of stock of the Company are listed, if any.


NO DISSENTER'S RIGHTS

         The Delaware General Corporation Law does not grant stockholders of a Delaware corporation with dissenter's rights with respect to the amendment to the Restated Certificate of Incorporation.


ANTI-TAKEOVER EFFECT

         The increase in the authorized but unissued shares of Common Stock which would result from adoption of the proposed amendment to the Restated Certificate of Incorporation could have a potential anti-takeover effect with respect to the Company. For example, the amendment could render more difficulty or discourage an attempt to obtain a controlling interest in the Company or the removal of the incumbent board of directors and may discourage unsolicited takeover attempts which might be desirable to the Company's stockholders. The potential anit-takeover effect of the proposed amendment arises because it would enable the Company to issue additional shares of Common Stock up to the total authorized number, with the consequence that the shareholdings and related voting rights of then existing stockholders would be diluted to an extent proportionate to the number of additional shares issued.

         The board of directors is not proposing the amendment to the Restated Certificate of Incorporation in response to any effort to accumulate the Company's Common Stock or to obtain control of the Company by means of a merger, tender offer or solicitation in opposition to management. In addition, the amendment is not part of any plan by management to recommend a series of similar amendments to the board of directors and the stockholders. Finally, the board of directors does not currently contemplate recommending the adoption of any other amendments to the Restated Certificate of Incorporation which could be construed to affect the liability of third parties to take over or change control of the Company.


AMENDMENT

         If the amendment is approved, the Restated Certificate of Incorporation will be amended by deleting of Article FOURTH in its entirety and inserting in its place the following:


         "FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is 70,750,000 shares, of which 70,000,000 shares shall be Common Stock, par value $0.01 per share ("Common Stock") and 750,000 shares shall be Preferred Stock, par value $0.01 per share ("Preferred Stock")."


APPROVAL

         The affirmative vote of the holders of a majority of the shares of Common Stock outstanding and entitled to vote on the record date and Series D preferred stock, voting together as a class, is required to approve the amendment to the Restated Certificate of Incorporation.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION.

                                  PROPOSAL FOUR


           PROPOSED AMENDMENT TO THE COMPANY'S 1997 OMNIBUS LONG-TERM
                                 INCENTIVE PLAN


SUMMARY OF STOCK OPTION PLAN


         The purpose of the Company's 1997 Omnibus Long-Term Incentive Plan is to provide a means whereby the Company and its subsidiaries may attract able persons to enter the employ of the Company and to provide a means whereby those key employees upon whom the responsibilities of the successful administration and management of the Company rest, and whose present and potential contributions to the welfare of the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the long-term welfare of the Company and their desire to remain in its employ. A further purpose of the incentive plan is to provide such key employees with additional incentive and reward opportunities designed to enhance the profitable growth of the Company over the long term. Accordingly, the incentive plan provides for granting incentive stock options, options which do not constitute incentive stock options, stock appreciation rights, restricted stock awards, performance share awards, stock value equivalent awards, or any combination of the foregoing.


PARTICIPANTS


         At December 31, 2000, the Company had 63 employees and non-employee directors eligible to participate in the incentive plan.


PLAN BENEFITS OUTSTANDING


         Of the total 2,000,000 shares for which options may be granted under the incentive plan, options to purchase 1,710,177 shares of Common Stock were outstanding as of December 31, 2000. As of December 31, 2000, the market value of all shares of Common Stock subject to outstanding options was $240,450, based upon the closing sale price of the Common Stock as reported on the Nasdaq Over-the-Counter Bulletin Board on such date.


AMENDMENTS TO INCREASE OPTIONS UNDER PLAN


         The board of directors is seeking stockholder approval of an amendment to the incentive plan and related amendments that would increase the number of shares which may be issued pursuant to the incentive plan. Pursuant to the amendment, the number of shares of Common Stock authorized to be issued under the incentive plan will be increased from 2,000,000 shares to 5,500,000 subject to adjustments to reflect possible future stock splits, stock dividends, combinations or exchange of shares, or similar transactions.

         The board of directors is seeking stockholder approval of the amendment to the incentive plan because it believes that the Company will require additional options to attract and retain persons of ability as officers, directors and employees. The board of directors believes that it is prudent to seek stockholder approval of the increase at the present time in order to assure that in the future the Company has sufficient options available for issuance under the incentive plan to avoid granting options that are subject to subsequent stockholder approval.

         If the amendment is approved, the incentive plan will be amended by deleting Article V in its entirety and inserting in its place the following:

                "V. GRANT OF OPTIONS, STOCK APPRECIATION RIGHTS,
              RESTRICTED STOCK AWARDS, PERFORMANCE SHARE AWARDS AND
            STOCK VALUE EQUIVALENT AWARDS, SHARES SUBJECT TO THE PLAN

                  (a) Award Limits. The Committee may from time to time grant Awards to one or more employees determined by it to be eligible for participation in the Plan in accordance with the provisions of Article
         VI. The aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed 5,500,000 shares. Any of such shares which remain unissued and which are not subject to outstanding Options or Awards at the termination of the Plan shall cease to be subject to the Plan but, until termination of the Plan, the Company shall at all times reserve a sufficient number of shares to meet the requirements of the Plan. Shares shall be deemed to have been issued under the Plan only to the extent actually issued and delivered pursuant to an Award. To the extent that an Award lapses or the rights of its Holder terminate or the Award is paid in cash, any shares of Common Stock subject to such Award shall again be available for the grant of an Award. The aggregate number of shares which may be issued under the Plan shall be subject to adjustment in the same manner as provided in
         Article XII with respect to shares of Common Stock subject to Options then outstanding. Separate stock certificates shall be issued by the Company for those shares acquired pursuant to the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of any Option which does not constitute an Incentive Stock Option.

                  (b) Stock Offered. The stock to be offered pursuant to the grant of an Award may be authorized but unissued Common Stock or Common Stock previously issued and outstanding and reacquired by the Company."

APPROVAL


         The affirmative vote of the holders of a majority of the shares of Common Stock outstanding and entitled to vote on the record date and Series D preferred stock, voting together as a class, is required to approve the amendment to the incentive plan.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE AMENDMENT TO THE COMPANY'S 1997 OMNIBUS LONG-TERM INCENTIVE PLAN.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. Based solely upon a review of Forms 3, 4 and 5 and amendments thereto provided to the Company pursuant to Rule 16a-3(e), Messrs. Rundell, Arsht, Caldwell, Galecke, Jack, and Marlow and Ms. Burlage had late filings during the fiscal year ending June 30, 2000.


                             INDEPENDENT ACCOUNTANTS


         The board of directors, upon recommendation of the audit committee, has appointed Grant Thornton LLP as the independent accountants of the Company for the fiscal year ending June 30, 2001.

         Representatives of Grant Thornton LLP are expected to be present at the annual meeting with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

                              STOCKHOLDER PROPOSALS


         In order for stockholder proposals to receive consideration for inclusion in the proxy statement for the Company's 2001 annual meeting of stockholders, such proposals must be received by August 15, 2001, at the Company's offices at 8200 Springwood Drive, Suite 230, Irving, Texas 75063,
Attention: Secretary.

         The Company's bylaws contain a provision which requires that a stockholder may nominate a person for election as a director only if written notice of such stockholder's intention to make such nomination has been given to the Secretary of the Company not earlier than 60 days nor later than 30 days prior to a meeting of stockholders. However, in the event that notice or public disclosure of a meeting of stockholders is first given or made to the stockholders less than 40 days prior to such meeting, then notice of a stockholder's intention to nominate a person for election as a director will be timely if given in writing to the Secretary before the close of business on the tenth day following the date on which the notice of the meeting was mailed or the public disclosure of the meeting was made. The bylaws also require that the notice set forth, among other things, a description of all arrangements or understandings between the nominating stockholder and the nominee pursuant to which the nomination is to be made or the nominee is to be elected and such other information regarding the nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Company's board of directors. This provision is intended to give the Company the opportunity to obtain all relevant information regarding persons nominated for director. The board may disqualify any nominee who fails to provide the Company with complete and accurate information as required by this provision.


                             SOLICITATION OF PROXIES

         The Company will pay the expenses of this proxy solicitation. In addition to solicitation by mail, some of the officers and regular employees of the Company may solicit proxies personally or by telephone, if deemed necessary. The Company will request brokers and other fiduciaries to forward proxy soliciting material to the beneficial owners of shares which are held of record by the brokers and fiduciaries, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.

                                  OTHER MATTERS


         The board of directors is not aware of any matter, other than the matters described above, to be presented for action at the annual meeting. However, if any other proper items of business should come before the annual meeting, it is the intention of the person or persons acting under the enclosed form of proxy to vote in accordance with their best judgment on such matters.

         The Securities and Exchange Commission allows the Company to "incorporate by reference" certain information into this proxy statement. This means that the Company can disclose important information to its stockholders by referring the stockholders to other documents and those other documents are considered to be a part of this proxy statement, except for information superseded by information in this proxy statement. The Company is incorporating by reference, and delivering to its stockholders in connection with this proxy statement, the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2000 and the Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2000.

         PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED POSTAGE PAID RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED, AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.


                                         By Order of the Board of Directors,




                                         C. A. Rundell, Jr.
                                         Chairman of the Board and Chief
                                         Executive Officer
Irving, Texas
January ___, 2001

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER

ORGANIZATION


This charter governs the operations of the audit committee of Integrated Security Systems, Inc. The audit committee shall review and reassess this charter on at least an annual basis and obtain the approval of the board of directors. The audit committee shall be appointed by the board of directors and shall consist of at least two directors, each of whom is independent of management and the Company. Members of the audit committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company and meet the standards of independence required by the Stock Exchange or any other exchange on which the Common Stock of Integrated Security Systems, Inc. is traded. All audit committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the audit committee, and at least one member shall have accounting or related financial management expertise as required by the rules of the Stock Exchange or any other exchange on which the Common Stock of Integrated Security Systems, Inc. is traded.

The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board of directors. In doing so, it is the responsibility of the audit committee to maintain free and open communication between the audit committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the audit committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel or other experts for this purpose.


RESPONSIBILITIES AND PROCESSES

The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The audit committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The audit committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices and ethical behavior.

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the audit committee may supplement them as appropriate.

     o The audit committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the of the Company's shareholders. The audit committee and the board shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The audit committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosure required by the Independence Standards Board. Annually, the audit committee shall review and recommend to the board the selection of the Company's independent auditors.

     o The audit committee shall discuss with the internal auditors and independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. As to the Company's internal auditors, the audit committee shall review the quality and staffing of the department. Also, the audit committee shall discuss with management, the internal auditors and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the audit committee shall meet, separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.


     o The audit committee shall review the interim financial statements prior to the filing of the Company's Quarterly Reports on Form 10-QSB. The chair of the audit committee may represent the entire committee for the purpose of this review.

     o The audit committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report 10-KSB (or the annual reports to shareholders if distributed prior to the filling of 10-KSB), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statement. Also, the audit committee shall discuss the results of the annual audit and any other matters required to be communicated to the audit committee by the independent auditors under generally accepted auditing standards.


RESOLVED FURTHER, that the President, Secretary and Assistant Secretary of the Company are authorized to execute any documents and certificates necessary or advisable to establish the Company's compliance with the audit committee charter.

RESOLVED FURTHER, that the proper officers of the Company be, and they hereby are, authorized and directed, on behalf of the Company, to do or cause to be done any and all things to take all further actions and to execute, deliver and cause the performance of all other agreements, documents, instruments, filings, applications and certificates as may be deemed necessary or appropriate to affect the purpose and intent of the foregoing resolutions related to the adoption and implementation of the charter for the Company's audit committee.

                                   APPENDIX B

                                LETTER AGREEMENT


                [LETTERHEAD OF INTEGRATED SECURITY SYSTEMS, INC.]



                                November 13, 2000

Mr. Robert C. Pearson
Senior Vice President
Renaissance Capital Group, Inc.
8080 North Central Expressway, Suite 210-LB-59
Dallas, Texas 75206-1857

Dear Bob:


         This letter sets forth the agreement of Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC to invest up to $1,000,000 in secured convertible promissory notes (the "New Renaissance Notes") of Integrated Security Systems, Inc. ("ISSI"). The New Renaissance Notes shall be due and payable in 120 days, will bear interest at 8% per annum, be secured by all of the assets of ISSI and its subsidiaries, and be convertible into the Company's common stock at $.20 per share.

         The funding of the New Renaissance Notes is conditioned upon (i) a minimum investment of $100,000 in new cash in ISSI from other sources, and (ii) the approval of the board of directors of ISSI of a plan of recapitalization with the following elements.

1. ISSI shall issue up to 80,000 shares of Series F Cumulative Convertible Preferred Stock ("Series F Preferred Stock") for the price of $25.00 per share, $1,000,000 of which will be paid by the exchange of the New Renaissance Notes for 40,000 shares of Series F Preferred Stock. The Series F Preferred Stock is not redeemable, but in all other respects will be identical to the Series G Cumulative Convertible Preferred Stock ("Series G Preferred Stock") of ISSI.

2. ISSI will issue Series G Preferred Stock in exchange for all existing promissory notes (other than the New Renaissance Notes), convertible debt and interest arrearages of ISSI to the Renaissance Funds, together with all indebtedness of ISSI to C. A. Rundell, Jr., at the price of $25.00 per share. The Series G Preferred Stock is redeemable at any time upon the sale of B&B Electromatic, Inc., to the extent of the net proceeds to ISSI, and shall be redeemed in quarterly installments commencing 24 months after issuance in accordance with a redemption schedule of $1,000,000 in the third year, $2,000,000 in the fourth year and the balance in the fifth year.

3. The Series F Preferred Stock and the Series G Preferred Stock (collectively, the "Renaissance Preferred Stock") will have a liquidation preference of $25.00 per share, shall accrue dividends

Mr. Robert C. Pearson
November 13, 2000
Page 2


         at 5% per annum, initially payable 2 years after issuance and quarterly thereafter. Each share of Renaissance Preferred Stock is initially convertible into 125 shares of Common Stock based on a conversion price of $.20 per share, subject to adjustment. For purposes of the liquidation preference, a merger, consolidation, sale of voting control or sale of all or substantially all of the assets of the Company in which the stockholders of the Company immediately before such event do not own a majority of the outstanding shares or voting power of the surviving corporation will be deemed to be a liquidation. The conversion price shall be subject to adjustment for issuances of Common Stock at a purchase price less than the conversion price then in effect, except for the issuance of Common Stock pursuant to outstanding options or warrants at the date of this letter agreement and up to 1,500,000 shares of Common Stock upon exercise of stock options to be granted in the future. The Renaissance Preferred Stock will also be subject to anti-dilution protection in the event of stock splits or dividends, mergers and other similar events.

4. The Renaissance Preferred Stock will vote together with the Common Stock and not as a separate class on all matters, including the election of directors, except as specifically provided herein or as otherwise required by law. Each share of Renaissance Preferred Stock shall have a number of votes equal to the number of shares of Common Stock then issuable upon conversion of such share of preferred stock. At closing, the board of directors of ISSI shall consist of six members. The holders of the Renaissance Preferred Stock, voting as a separate class will be entitled to elect two directors.

5. ISSI shall file within 90 days of issuance of the Renaissance Preferred Stock an SB-2 (or, when applicable, an S-3) registration statement to permit sales by the Renaissance Funds of the shares of Common Stock issuable upon conversion of the Renaissance Preferred Stock. Additionally, the Renaissance Funds shall have one (1) demand registration right and unlimited "piggyback" registration rights. All expenses of the Renaissance Funds in connection with such registrations shall be paid by ISSI, except underwriting discounts and commissions.

6. The consent of holders of 80% of the Renaissance Preferred Stock, voting separately as a class, will be required to authorize the issuance of any securities with rights pari passu, senior or superior to the Renaissance Preferred Stock (other than securities to evidence bank debt or asset securitizations), the merger, consolidation or sale of assets (other than in the ordinary course) of ISSI, including the capital stock of its subsidiaries, or to approve any action that would materially and adversely affect the rights of the Series A Preferred Stock.

7. At the date of this letter agreement, there are 10,572,545 shares of ISSI Common Stock issued and outstanding and 22,943,623 shares of ISSI Common Stock issuable upon exercise or conversion of ISSI securities. ISSI represents and warrants to the Renaissance Funds that at the date of this letter agreement and at the date of issuance of the Renaissance Preferred Stock, (i) ISSI is not insolvent, as defined under the U.S. Bankruptcy Code, and (ii) ISSI shall have no pending or threatened material litigation, loss contingencies or material undisclosed liabilities.

8. Prior to the issuance of the Renaissance Preferred Stock, the certificates of designation for the Series D Convertible Preferred Stock shall have been amended to reduce the liquidation preference to $.01 per share, until the Renaissance Preferred Stock has been converted, redeemed or otherwise recovered the full amount of its investment, at which time the liquidation preference reverts to $20.00 per share. At the date of this letter agreement, there are no other classes or series of preferred stock outstanding (other than the Series A Convertible Preferred Stock) , nor are there any debt securities outstanding, other than those issued to the Renaissance Funds and C. A. Rundell, Jr., or disclosed in ISSI's SEC filings.

Mr. Robert C. Pearson
November 13, 2000
Page 3




9. ISSI shall reserve for issuance the shares of ISSI Common Stock issuable upon conversion of the Renaissance Preferred Stock. ISSI shall authorize an additional 30,000,000 shares of Common Stock.

10. ISSI shall use its best efforts to secure shareholder approval of the foregoing plan of recapitalization, which shall be recommended by the ISSI board of directors. In the event that this plan of recapitalization is not effected within 120 days of the date of this letter agreement, then all outstanding indebtedness of ISSI to the Renaissance Funds shall be immediately due and payable, without notice, demand, or presentment, and ISSI shall pay all costs of collection. All evidences of such indebtedness to the Renaissance Funds are amended hereby.

11. No representations, warranties or statements of ISSI in this letter agreement and no statement in any registration statement, report or proxy statement of ISSI filed with the SEC contains at the date of this letter agreement or will contain at the date of issuance of the Renaissance Preferred Stock any untrue statement of material fact or omits or will omit to state any material fact necessary, in light of the circumstances under which it was made, to make the statements made not misleading.

12. This letter agreement shall be valid, binding and enforceable on the parties. This letter agreement shall be governed by the laws of the State of Texas, without regard for conflicts of law principles. Venue shall lie in the federal or state courts of Dallas County, Texas.


         If the foregoing accurately sets forth your intention, please indicate the concurrence of the Renaissance Fund therewith by executing this letter (and the enclosed counterpart) where indicated and returning one fully executed copy to the undersigned.

                                              Sincerely,

                                              INTEGRATED SECURITY SYSTEMS, INC.


                                              By: /s/ C. A. RUNDELL, JR.
                                                 -------------------------------
                                                 C. A. Rundell, Jr.
                                                 Chairman and Chief Executive
                                                 Officer


ACCEPTED AND AGREED to as of this
13th day of November, 2000.

RENAISSANCE FUNDS:

RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.


By:   /s/ RUSSELL L. CLEVELAND
      ---------------------------------


RENAISSANCE US GROWTH & INCOME TRUST PLC

By:   Renaissance Capital Group, Inc.
      Investment Manager


By:   /s/ RUSSELL L. CLEVELAND
      -----------------------------------

                               FRONT OF PROXY CARD


                        Integrated Security Systems, Inc.
               8200 Springwood Drive, Suite 230, Irving, TX 75063

           This Proxy is Solicited on Behalf of the Board of Directors

         The undersigned stockholder of Integrated Security Systems, Inc. hereby appoints C.A. Rundell, Jr. and Holly J. Burlage, as proxies, each with the power to appoint his substitute, and hereby authorizes them, to represent and vote, as designated on the reverse, all shares of Common Stock and Series D $20 Convertible Preferred Stock of Integrated Security Systems, Inc. held of record by the undersigned on January 8, 2001, at the Annual Meeting of Stockholders to be held on March 2, 2001 or any adjournment thereof.


                               BACK OF PROXY CARD


                          FOR all nominees        WITHHOLD
                          listed to right         Authority to
                          (Except as marked to    vote for nominees
                          the contrary)           listed
1.  Election of
    Directors                   [ ]                    [ ]          Nominees:      C.A. Rundell, Jr.
                                                                                   Alan A. Arsht
                                                                                   Robert M. Galecke
                                                                                   James E. Jack
                                                                                   John P. Jenkins
                                                                                   Frank R. Marlow

For, except vote withheld from this following nominee:


------------------------------------------------------------------

2.   To approve the financial restructuring.             For          Against                  Abstain
                                                         [ ]            [ ]                      [ ]

3.   To approve the amendment to the Company's           For          Against                  Abstain
     Restated Certificate of Incorporation to            [ ]            [ ]                      [ ]
     increase the number of authorized shares
     of Common Stock

4.   To approve the amendment of the Company's           For          Against                  Abstain
     1997 Omnibus Long-Term Incentive Plan to            [ ]            [ ]                      [ ]
     increase the number of shares of Common
     Stock which may be issued under the
     1997 Omnibus Long-Term Incentive Plan

THE EFFECTIVENESS OF PROPOSAL (2), THE FINANCIAL RESTRUCTURING, IS CONTINGENT ON THE APPROVAL OF PROPOSAL (2) AND PROPOSAL (3), THE AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION BY THE STOCKHOLDERS, AS WELL AS APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS FOR THE SERIES D $20 CONVERTIBLE PREFERRED STOCK BY THE HOLDERS OF THE SERIES D $20 CONVERTIBLE PREFERRED STOCK. AS A RESULT, IF

PROPOSAL (3), THE AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION IS NOT APPROVED BY THE STOCKHOLDERS AND THE AMENDMENT TO THE SERIES D CERTIFICATE IS NOT APPROVED BY THE HOLDERS OF SERIES D $20 CONVERTIBLE PREFERRED STOCK, THEN WE CANNOT COMPLETE THE FINANCIAL RESTRUCTURING EVEN IF THE STOCKHOLDERS APPROVE PROPOSAL (2).

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS DIRECTORS, FOR THE FINANCIAL RESTRUCTURING, FOR THE AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION, AND FOR THE AMENDMENT TO THE 1997 OMNIBUS LONG-TERM INCENTIVE PLAN.


PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS OF MARCH 2, 2001. [ ]

SIGNATURE                                                     DATE
                  -----------------------------------


SIGNATURE                                                     DATE
                  -----------------------------------
                  Signature if held jointly

Note: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.